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                      AMENDED and RESTATED LOAN AGREEMENT

                                    between

                        PEGASUS AIRCRAFT PARTNERS, L. P.

                                      and

                             CORESTATES BANK, N. A.

                                     dated

                              as of JULY 20, 1995
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                              AMENDED and RESTATED
                                 LOAN AGREEMENT


Amended and Restated LOAN AGREEMENT, (Loan Agreement originally dated as of April 22, 1994) amended and restated as of June ___, 1995, between PEGASUS AIRCRAFT PARTNERS, L.P., a Delaware limited partnership ("Borrower"), and CORESTATES BANK, N.A., a national banking association ("CoreStates") .

                                   WITNESSETH

WHEREAS, Borrower and CoreStates are parties to that Loan Agreement dated April 22, 1994 pursuant to which CoreStates agreed to advance Borrower a loan facility of up to US $4,000,000;

WHEREAS, the Borrower and CoreStates have agreed, inter alia, to extend the Maturity Date and to substitute certain Collateral thereunder; and

WHEREAS, the parties hereto now seek to amend and restate the Loan Agreement in its entirety as hereinafter set forth.

NOW, THEREFORE, the parties hereto hereby agree as follows:


SECTION 1. DEFINITIONS.

As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include the singular number, the plural and the plural number of the singular:

"Act" - the Federal Aviation Act of 1958, as amended, and the rules and regulations promulgated thereunder, as in effect on the date hereof and as modified or amended hereafter or any successor or substituted legislation at the time in effect and applicable.

"Aircraft" - shall mean the TWA Aircraft.

"Aircraft Lease" - shall mean the TWA Lease.

"Air Transport" - Air Transport Leasing, Inc., the administrative general partner of Borrower.

"Applicable Treasury Bond Obligation" - the debt obligation of the United States Treasury having a maturity date nearest in time to the Maturity Date as published in the Wall Street Journal.

"Assumption Agreement" - that certain Assumption Agreement dated as of April 30, 1992 among Borrower, Pegasus Aircraft Partners, L.P.
and CoreStates.

"Borrower Assignment" - that certain Assignment of Collateral, dated the date hereof, made by Borrower in favor of CoreStates with respect to Borrower's 100% beneficial interest in the TWA Trust Agreement.

"Borrowing Notice" - as defined Section 2.2(a) hereof.

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"Business Day" - any day other than Saturday, Sunday or any other day on which commercial banks in Philadelphia are authorized or required to close under the laws of the Commonwealth of Pennsylvania.

"Closing Date" - the date as of which this Agreement is executed and delivered by the parties hereto.

"Collateral" - shall mean the Collateral (as such term is defined in the Security Agreement) and the TWA Collateral (as such terms are defined in the Borrower Assignment).

"Commitment" - shall mean at any time the principal sum of Four Million Dollars (U.S. $4,000,000.00)

"Conversion Notice" - as defined in Section 2.2(b) hereof.

"Event of Default" - as defined in Article 7 hereof.

"FAA" - the Federal Aviation Administration provided for in the Department of Transportation Act of 1966, as in effect on the date hereof and as modified or amended hereafter, or any successor or substituted United States governmental authority at the time having jurisdiction over the Collateral.

"Financing Documents" - this Agreement, the Note, the Security Agreement, the Borrower Assignment, the TWA Trust Agreement and all documents executed and/or delivered by or on behalf of the Borrower or Trustee in connection herewith or therewith, including all amendments, modifications and supplements of or to evidences delivered in connection therewith.

"Fixed Rate" - the rate of the Applicable Treasury Bond Obligation on the Fixed Rate Date (the asking yield on the Fixed Rate Date, as specified in the Wall Street Journal) plus 275 basis points per annum.

"Fixed Rate Date" - the Loan Closing Date with respect to a Fixed Rate Loan or the date on which the interest on a Floating Rate Loan is converted to the Fixed Rate.

"Fixed Rate Loan" - a Loan for which the interest rate then in effect is equal to the Fixed Rate.

"Floating Rate" - the prevailing prime rate as set by CoreStates as is publicly announced from time to time plus 50 basis points per annum.

"Floating Rate Loan" - a Loan for which the interest rate then in effect is equal to the Floating Rate.

"General Partners" - Air Transport and PAMC.

"Indebtedness" - all obligations, contingent or otherwise, which in accordance with generally accepted accounting principals should be classified upon Borrower's balance sheet as liabilities other than (i) any accrued distributions which Borrower is not contractually obligated to distribute to its partners,
(ii) the unamortized portion of the prepaid basic rent under any aircraft lease, and

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(iii) any lessee security deposit delivered to Borrower which is required to be held in a restricted cash account.

"Letter of Credit Agreement" - that certain Letter of Credit Agreement dated as of April 30, 1992 between Trustee and CoreStates, as amended.

"Lien" - any pledge, security interest, encumbrance, lien or other charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement or any lease in the nature thereof.

"Loans" - shall mean all Fixed Rate Loans and all Floating Rate Loans.

"Loan Closing Date" - each date on which a Loan is made to Borrower by CoreStates hereunder.

"Loan Repayment Schedule" - as described in Section 2.3 hereof.

"Loan Term" - that period of time from the date hereof through the Maturity
Date.

"Maturity Date" - shall mean May 1, 1997. The Maturity Date may be extended for additional annual periods at CoreStates sole discretion upon request by Borrower.

"Note" - shall have the meaning ascribed to it in Section 2.3(a) hereof.

"PAMC" - Pegasus Aircraft Management Corporation, the managing general partner of Borrower.

"Partnership Agreement" - that certain Amended and Restated Limited Partnership Agreement of the Borrower, dated April 27, 1989, by and among PAMC, Air Transport and each of the General Partners as attorney-in-fact for those Persons who subsequently become Limited Partners.

"Payment Dates" - each March 1, June 1, September 1 and December 1 subsequent to the date hereof and ending no later than sixty months from the Maturity Date.

"Post-Default Rate" - shall be (i) with respect to any amounts due (other than interest) in respect of the Loan not paid when due, a rate per annum equal to two percent (2%) in excess of the rate then in effect with respect to such Loan as determined in accordance with Section 2.5(b) hereof and (ii) with respect to any amounts due hereunder other than in respect of a Loan not paid when due, a rate per annum equal to two percent (2%) in excess of the Floating Rate at such time.

"Prepayment Amount" - with respect only to a Fixed Rate Loan, an amount equal to the excess, if any, of (i) all payments of principal and interest which would have been payable during the remainder of the Loan Term for any Fixed Rate Loan pre-paid pursuant to Section 2.6 hereof discounted to present value at a rate per annum equal to the yield to maturity of the Applicable

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Treasury Bond Obligation on the date of such prepayment over (ii) the outstanding principal amount of such Fixed Rate Loan.

"Principal Office" - the principal office of CoreStates from time to time which is presently located at 1500 Market Street, Philadelphia, Pennsylvania 19102.

"Security Agreement" - that certain Security Agreement and Assignment of Lease, pursuant to which Borrower shall grant CoreStates a security interest in and to the TWA Aircraft and TWA Lease between Trustee and CoreStates entered into in connection with this Agreement.

"Security Documents" - shall mean the Security Agreement and the Borrower Assignment.

"Trustee" - Meridian Trust Company, not in its individual capacity but solely as owner trustee, under the TWA Trust Agreement.

"TWA" - Trans World Airlines, Inc.

"TWA Aircraft" - that certain McDonnell Douglas DC-9-82 Aircraft bearing FAA Registration Number N904TW and manufacturer's serial number 49156 together with two Pratt & Whitney JT 8D-217A engines bearing manufacturer's serial numbers P709716D and P70917D.

"TWA Lease" - that certain Lease dated as of May 20, 1993 and Supplement No. 1 thereto between Meridian Trust Company as lessor, as successor in interest to DC-9T-I, Inc., and Trans World Airlines, Inc. as lessee, as amended by an Amendment Agreement dated as of December 15, 1986, an Amendment No. 1, dated May 1, 1991 and Amendment No. 2 dated April 15, 1993 and an Amendment No.
3 to Lease dated January 16, 1995.

"TWA Trust Agreement" - that certain Trust Agreement, dated March 31, 1988, between the Borrower, as beneficiary, and Trustee, as owner trustee, as amended.

(All capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Security Agreement)


SECTION 2. AMOUNT AND TERMS OF LOAN.

2.1. The Loan. Subject to and on the terms and conditions of this Agreement, CoreStates agrees to make loans (each a "Loan" and collectively, the "Loans") to the Borrower from the date hereof up to the Maturity Date in an aggregate principal amount not to exceed the Commitment.

2.2. Notice of Borrowings and Conversions.

         (a) The Borrower shall give written notice to CoreStates (the "Borrowing Notice") of each Loan requested hereunder. Each Borrowing Notice shall be irrevocable and shall be effective only if received by CoreStates no later than 12:00 noon (Philadelphia time) on the date which is three Business Days prior to the date of the Loan. Each Borrowing Notice shall be in substantially the form of Exhibit A hereto and shall contain the information set forth therein, including, without limitation, (i) the amount of the Loan

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(which shall be at least $500,000 or such lesser amount as shall, when aggregated with all other outstanding Loans, constitute the entire Commitment),
(ii) whether such Loan shall be designated as a Floating Rate Loan or a Fixed Rate Loan, and (iii) a representation from the Borrower that (1) the representations and warranties of the Borrower contained in Article 3 hereof and any of the other Financing Documents are true and correct in all respects on the date of such Borrowing Notice as if made on such date, unless such representations and warranties expressly relate to another date, (2) there exists no Event of Default hereunder, nor any default or event of default under any of the other Financing Documents, and (3) all other conditions precedent to the making of such Loan as set forth in Article 4 hereof have been fully satisfied.

         (b) If at such time no Event of Default shall have occurred and be continuing, the Borrower shall have the right at any time to convert all or any of the Floating Rate Loans to a Fixed Rate Loan at any time during the Loan Term provided that the Borrower shall give CoreStates written notice (the "Conversion Notice") of each such conversion. The Conversion Notice shall be irrevocable and shall be effective on the third Business Day following receipt of the Conversion Notice by CoreStates. Each Conversion Notice shall be in the form of Exhibit B hereto, and shall contain the information set forth therein. The Borrower shall not have the right to convert a Fixed Rate Loan to a Floating Rate Loan.

2.3. The Note.

         (a) The Borrower's obligations to pay the principal of, and the interest on, the Loans shall be evidenced by a secured promissory note (the "Note") duly executed and delivered by the Borrower, in the form of Exhibit C hereto. The Note shall be subject to repayment in accordance with Section 2.4 hereof.

         (b) In lieu of issuing a new Note upon the making of each Loan other than the initial Loan, the Borrower shall deliver to CoreStates, together with each Borrowing Notice, a Loan Repayment Schedule which shall be attached to the Note by CoreStates and which shall set forth the Loan Closing Date for such Loan, the principal amount of such Loan, the interest rate on such Loan and the principal to be paid on each Payment Date with respect to such Loan. In addition, CoreStates shall maintain a loan account (the "Loan Account") in which shall be recorded (i) all Loans and advances made by CoreStates to Borrower pursuant to this Agreement, (ii) all payments made by Borrower on all such Loans, and (iii) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all fees, charges, expenses and interest. All entries in Borrower's Loan Account shall be made in accordance with CoreStates' customary accounting practices as in effect from time to time and shall show the date, amount and reason for such entry. Borrower promises to pay the amount reflected as owing by it under its Loan Account and all of its other obligations hereunder as such amounts become due or are declared due pursuant to the terms of this Agreement. Notwithstanding the foregoing, the failure by CoreStates to make such entries on the Loan Account or to attach a Loan Repayment Schedule to the Note shall not affect the rights of CoreStates or the obligations of Borrower hereunder

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in respect of the Loans.

2.4. Payments of Principal. The principal amount of each Loan shall be repaid in accordance with a principal amortization schedule submitted by Borrower and acceptable to CoreStates. Such amortization schedule shall include payments of principal no less frequently than on each Payment Date. In no event shall the term of each Loan exceed 60 months or extend more than 60 months from the Maturity Date.

2.5. Interest.

         (a) The Borrower shall pay to CoreStates interest on the unpaid principal amount of each Loan on each Payment Date at rate per annum equal to:
(i) with respect to Fixed Rate Loans, the Fixed Rate; or (ii) with respect to Floating Rate Loans, the Floating Rate. Such interest shall be due and payable in arrears on each Payment Date.

         (b) Notwithstanding the foregoing, the Borrower shall pay interest on the Loan and any installment thereof, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof until the same is paid in full at the Post-Default Rate. Such interest shall be payable on demand of CoreStates.

         (c) Anything in this Agreement or the Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to CoreStates to the extent that CoreStates' receipt thereof would not be permissible under the law or laws applicable to CoreStates limiting rates of interest which may be charged or collected by CoreStates. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to CoreStates on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to CoreStates limiting rates of interest which may be charged or collected by CoreStates. Such deferred interest shall not bear interest.

2.6. Prepayments.

         (a) Optional Prepayment. The Borrower may, at its option, exercisable on five Business Days prior written notice to CoreStates, prepay any Loan, in full, but not in part, and shall deliver to CoreStates an amount equal to (i) all accrued and unpaid interest on such Loan through the date of such prepayment, (ii) the outstanding principal on such Loan, and (iii) the Prepayment Amount.

         (b) Mandatory Prepayment. If, at any time, the outstanding principal amount of all Loans exceeds the Commitment or there shall have occurred an Event of Default, the Borrower shall repay the principal amount of the Loans in an amount equal to (i) such excess if the outstanding amount exceeds the Commitment, (ii) all amounts due and owing thereunder if there shall have occurred an Event of

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Default, or (iii) the Borrower shall begin implementation of a plan to liquidate its assets with the intent to dissolve the Borrower, in each case, along with all accrued and unpaid interest on such excess through the date of such prepayment and any related Prepayment Amount.

2.7. Fees. The Borrower agrees to pay to CoreStates a commitment fee, which fee shall be paid quarterly on each Payment Date and shall be equal to the product of (1) .125% and (2) the Commitment on such Payment Date less the average daily outstanding amount of Loans during the period from the immediately preceding Payment Date to such Payment Date (the "Commitment Fee").

2.8. Use of Proceeds. The proceeds of the Loans made hereunder shall be used by Borrower solely for the maintenance, modification work, and upgrades (including cash needed to exchange off-lease equipment for like equipment on lease) on aircraft owned by the Borrower; provided that the proceeds of the first Loan may be used as distributions to the partners of the Borrower.

2.9. Time and Method of Payments. All payments of principal, interest and other amounts (including indemnities and the Commitment Fee) payable by Borrower hereunder shall be made no later than 3:00 p.m. (Philadelphia time) at the Principal Office in lawful money of the United States of America and in immediately available funds. If any payment hereunder or under the Note becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the rate set forth herein during such extension.

2.10. Application of Payments. Any amounts paid hereunder on the Note, whether by or on behalf of Borrower or as a result of receipt by CoreStates of the proceeds of any sale of the Collateral, any proceeds of insurance, including any liability insurance or indemnity payments, payable to Borrower or CoreStates with respect to damage to or destruction of all or any part of any of the Aircraft, and any other proceeds in any manner payable to Borrower or CoreStates derived from any use, lease, disposition, disappearance or destruction of, or damage to, any of the Aircraft paid to CoreStates (other than pursuant to Section 2.6 hereof) or Borrower, shall immediately be paid to CoreStates for application by CoreStates in following order and manner:

         First, to pay the interest then accrued on the Loans and the Prepayment Amount, if any;

         Second, the payment of costs, fees, expenses and indemnities (including, without limitation, amounts payable under Section 8.1 hereof) of CoreStates, in respect of the Loans or in regard to the collection of such amounts;

         Third, to repay the then outstanding principal amount of the Loans; and

         Fourth, to Borrower.

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SECTION 3. REPRESENTATIONS AND WARRANTIES.

In order to induce CoreStates to enter into this Agreement and to make the Loans provided for herein, Borrower makes the following representations and warranties which shall survive the execution and delivery of this Agreement and the Note:

3.1. Good Standing: Authorization. The Borrower is a limited partnership duly formed pursuant to the Delaware Revised Uniform Limited Partnership Act and existing as a limited partnership in good standing in the State of Delaware; PAMC is a corporation duly organized and existing and in good standing in the State of California; Air Transport is a corporation duly organized and existing and in good standing in the State of Delaware; each of the Borrower and the General Partners is duly qualified and in good standing and authorized to do business in all jurisdictions wherein the nature of its business or property makes such qualification necessary (except where the failure to so qualify would have no material adverse consequence on the validity and enforceability of the Loans and the security interests granted by the Security Agreement or otherwise in the Collateral) ; and each of the Borrower and the General Partners has the requisite power and authority to own the properties which it now owns, to carry on its business as now conducted, to execute, deliver and perform this Agreement and each of the other Financing Documents to which it is a party, as contemplated hereunder and thereunder. Each of the Financing Documents to which the Borrower or the General Partners is a party constitutes (or when issued, executed and delivered pursuant to this Agreement will constitute) the respective valid and binding obligations of the Borrower or the General Partners, as the case may be, enforceable against the Borrower or the General Partners, as the case may be, in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect that affect creditors' rights generally or by limitation upon the availability of equitable remedies. The execution, delivery and performance of the Financing Documents have been duly authorized by all necessary proceedings on the part of the Borrower and the General Partners, as the case may be.

3.2. Compliance with Other Instruments. The execution, delivery and performance of the Financing Documents will not conflict with, or result in any violation or breach of, constitute a default under or (except as expressly contemplated by the Security Documents) result in the creation of any security interest in respect of any property of the Borrower or the General Partners pursuant to: (i) the Partnership Agreement or the charter or by-laws of the General Partners,
(ii) any judgment, decree, order, statute, rule or regulation applicable to the Borrower or the General Partners, or (iii) any agreement or instrument to which the Borrower or the General Partners is a party. Neither the Borrower nor the General Partners is (or, as a result of the consummation on each Loan Closing Date of the transactions contemplated hereby, will be) in violation of any term of the Partnership Agreement or the charter or by-laws of the General Partners, or of any term of any agreement, instrument, judgment or Law applicable to it, the violation of which could be reasonably expected to materially adversely affect the business, operations, properties, or financial

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position of the Borrower or the General Partners. Without limiting the scope of the foregoing, each of the Borrower and the General Partners is in compliance in all respects with all federal and state laws, the noncompliance with which could have a material adverse impact on the Borrower or the General Partners.

3.3. Liens. Except for permitted Liens, all of the Collateral is and will continue to be owned by Borrower or Trustee, free and clear of all Liens.

3.4. Government Approvals. Neither the Borrower, the General Partners, nor any of the other holders of partnership interests in the Borrower is required to obtain any order, consent, approval or authorization of, or required to make any declaration or filing (other than the filing of financing statements and aircraft mortgages) with, any governmental authority in connection with the execution and delivery of the Security Documents and the granting of the security interests in the Collateral pursuant to any of the Security Documents.

3.5. Full Disclosure. There is no material fact that the Borrower has not disclosed to CoreStates or which is not disclosed in the Borrower's filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934 which might reasonably be expected to have a material adverse effect on the business, operations, properties or financial position of the Borrower or the General Partners. The certificates and statements delivered herewith or heretofore by the Borrower to CoreStates in connection with the negotiation, execution and consummation of this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein form being misleading.

3.6. No Default. No event has occurred and is continuing which constitutes an Event of Default. To the best of Borrower's knowledge, no default or event of default has occurred and is continuing under the TWA Lease.

3.7. Material Agreements. The Borrower is not in default under any contract, lease, loan agreement, indenture, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties are bound the result of which is likely to have a material adverse effect on the Borrower.

3.8. Pending Litigation. There are no actions, suits, proceedings or investigations pending, or so far as the Borrower is aware, threatened, against or affecting the Borrower or any properties or any rights of the Borrower, before any court, arbitrator or governmental body which, in the aggregate, might adversely affect any action taken or to be taken by the Company under the Agreement or which, in the aggregate, might materially adversely affect the business, operations, properties or financial position of the Borrower.

3.9. Partnership Status for Tax Purposes. The Borrower is a "Partnership" for Federal income tax purposes within the meaning of 7701(a) (2) of the Code.

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3.10. Citizenship. The Borrower and the General Partners are citizens of the
United States within the meaning of Section 101(16) of the Federal Aviation act of 1958, as amended, and the regulations thereunder.

3.11. Subsidiaries. The Borrower has no subsidiaries.

3.12. Taxes. The Borrower and the General Partners have filed all Federal and State income tax returns which are required to be filed, and have paid all taxes as shown on said returns and all assessments received by it to the extent that such taxes have become due, other than taxes being contested in good faith.

3.13. Security. As of the date of each Loan, the Security Agreement, the Borrower Assignment and security interests granted to CoreStates pursuant to the Security Documents in the property purported to be covered thereby (i) will constitute a perfected security interest under the UCC or, with respect to the Aircraft or interests therein otherwise subject to laws covering Liens in the Aircraft and related interests, the relevant laws of the United States (the "Recording Acts"), (ii) will be entitled to all of the rights, benefits and priorities provided by the UCC or the Recording Acts, as applicable, and (iii) will be superior and prior to the rights of all third Persons now existing or hereafter arising whether by way of any Lien or otherwise, in each case assuming compliance with the applicable Recording Act. On or promptly after the date of the initial Loan, all recordations and filings shall have been accomplished with respect to the Security Documents in each jurisdiction as may be required by law to establish and perfect CoreStates's rights in and to the Collateral, and any giving of notice or any other action to such end required by law has been given or taken.

3.14. Principal Office. Borrower's chief executive offices and principal places of business are in San Francisco, California and Weehawken, New Jersey.

3.15. Additional Representations. The Borrower makes each of the representations and warranties which are set forth in the other Financing Documents to which the Borrower is a party to, and for the benefit of, CoreStates as if the same were set forth at length herein.


SECTION 4. CONDITIONS PRECEDENT.

4.1. Conditions Precedent to the Initial Loan. The obligations of CoreStates to make the initial Loan to be made by it hereunder shall be subject to the fulfillment (to the satisfaction of CoreStates) of the following conditions:

         (a) Trustee shall have duly executed and delivered to CoreStates the Security Agreement;

         (b) Borrower shall have duly executed and delivered to CoreStates the Note;

         (c) Borrower shall have duly executed and delivered to

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CoreStates the Borrower Assignment;

         (d) CoreStates shall have received a favorable opinion of Aispach, Derenthal & Danhauser, special counsel for Borrower addressed to CoreStates and dated the date hereof;

         (e) TWA, the Borrower, and Trustee shall have duly executed and delivered to CoreStates The Acknowledgment of and Consent to Assignment of Lease Agreement, dated the date hereof, pertaining to the TWA Lease;

         (f) CoreStates shall have received a certificate of insurance, or insurance policy, with respect to the TWA Aircraft and CoreStates shall be named an additional loss payee on such policy;

         (g) CoreStates shall have received a certificate of an officer of each of PAMC and Air Transport, the general partners of Borrower, attaching copies of PAMC's or Air Transport's, as the case may be, (i) Certificate of Incorporation,
(ii) By-Laws, (iii) Resolutions adopted by the respective Board of Directors authorizing the transactions contemplated hereby, and (iv) the incumbency and signatures of the officers;

         (h) Borrower and Trustee shall have duly executed Uniform Commercial Code Financing Statements and such statements shall have been filed in the States of California, New Jersey and Pennsylvania with respect to the Borrower's Assignment and the Security Agreement;

         (i) To the extent the same exists Borrower shall have delivered to CoreStates the manually executed counterpart of the TWA Lease, which TWA Lease is legended as "Counterpart No. 1" or "Original", or if such legended counterpart does not exist then the only counterpart, which if such Lease is chattel paper under the Uniform Commercial Code, in which a security interest can be perfected by possession;

         (j) Borrower shall have delivered to CoreStates a duly executed Borrowing Certificate with respect to the initial Loan; and

         (k) All documentation required by CoreStates in connection with this Agreement shall be satisfactory to CoreStates.

4.2. Conditions Precedent to the Subsequent Loans. The obligations of CoreStates to make the Loans to be made by it hereunder other than the initial Loan shall be subject to the fulfillment (to the satisfaction of CoreStates) of the following conditions:

         (a) Borrower shall have delivered to CoreStates a duly executed Borrowing Certificate with respect to the such Loan; and

         (b) All documentation required by CoreStates in connection with this Agreement shall be satisfactory to CoreStates.

RIDER

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4.3 Other Conditions In addition to the foregoing, the obligations of the parties hereto with respect to the transactions contemplated hereby shall be subject to the fulfillment of the following conditions:

         (a) in termination and release of any and all of CoreState's security interests in and to that Boeing model 747-143 aircraft bearing MSN 19729 and U.S. Reg. N17010, as equipped with four (4) Pratt & Whitney JT9D-7A engines, and the lease of the same to Continental Airlines, Inc; and

         (b) the termination and release of any and all CoreStates second lien in and to the Borrower's beneficial interest in and to that McDonnell Douglas model MD-81 aircraft bearing MSN 48094, and U.S. Reg. N814US, as equipped with two (2) Pratt & Whitney model JT8D-217 engines, and the lease of the same to USAir, Inc. to the extent and only to the extent such second lien collateralizes Borrower's liabilities for the Loans made hereunder.

         Each of CoreStates and Borrower agrees to execute and deliver any and all such documents and make any and all required FAA and UCC filings simultaneously with the creation of the security interests in and to the TWA Aircraft and the TWA Lease as contemplated by the Security Agreement.


SECTION 5. AFFIRMATIVE COVENANTS.

The Borrower covenants and agrees that so long as the Commitment is in effect and until the Note together with interest, and all other obligations incurred hereunder, are paid in full, the Borrower will or will cause the Lessee to:

5.1. Inspection. Allow any person acting on behalf of CoreStates to visit and inspect the Aircraft, to examine its books of record and account and to discuss its affairs, finances and accounts with its officers, all at such times and as often as CoreStates may reasonably request, and at CoreStates sole expense in accordance with the terms of the Aircraft Lease during normal business hours.

5.2. Payment of Charges. Duly pay and discharge (a) all of its trade bills before the time that any Lien attaches and (b) all taxes, assessments and governmental charges or levies imposed upon or against it or its property or assets, or upon any property leased by it, prior to the date on which penalties attach thereto, and (c) all lawful claims, whether for labor, materials, supplies, services or anything else, which might or could, if unpaid, become a Lien upon such property or assets, unless and to the extent only that (in respect of any such taxes, assessments, charges, levies or claims) the validity thereof is being contested in good faith and, if appropriate, by proper proceeding, provided that, in the case of any such contest, the Borrower maintains appropriate reserves with respect thereto or has made adequate provision for the payment thereof, in accordance with generally accepted accounting principles; provided, however, that to the extent that this Section

5.2 applies to a lessee of the Aircraft, Borrower shall only be required to pay or discharge those amounts as they relate to the Aircraft.

5.3. Maintenance of Records. Subject to the terms of the applicable aircraft lease, keep at all times books of record and account in which full, true and correct entries will be made of all material dealings or transactions in relation to its business and affairs, and the Borrower will provide adequate protection against loss or damage to such books of record and account.

5.4. Insurance. Borrower shall (i) cause the Aircraft to be maintained in accordance with the provisions of the Aircraft Lease, but in no event shall (a) casualty value insurance on the Aircraft be less than the greater of (1) the fair market value of the Aircraft or (2) $5,000,000 and (b) liability insurance be less than the limits presently prescribed under the TWA Lease, (ii) maintain or cause to be maintained all such insurance as is required to be maintained pursuant to Section 2.21 of the Security Agreement and (iii) cause such insurance to be written by an insurer acceptable to CoreStates, which acceptance shall not be unreasonably withheld.

5.5. Leases. Give CoreStates written notice of all material terms of any lease to be entered into with respect to the TWA Aircraft at least 30 days prior to entering into such lease or within such time as is reasonably practical in connection with such lease.

5.6. Further Assurances. Take all such other steps and actions, and sign such documents, financing statements and other papers, as in CoreStates's reasonable opinion may be necessary or advisable in order to assure to CoreStates the security interest in the property granted to it by the Security Documents.


SECTION 6. NEGATIVE COVENANTS

The Borrower covenants and agrees that, so long as the Commitment is in effect and until the Note, together with all interest thereon, and all other obligations incurred hereunder, are paid in full, the Borrower will not:

6.1. Indebtedness. Incur any additional Indebtedness other than in connection with the maintenance, repair, preservation, modification, or improvement of any aircraft or flight equipment now owned by Borrower (including Indebtedness necessary to acquire and install engine hush-kits or noise suppression equipment), provided that such additional Indebtedness shall not exceed an amount that results in the Borrower's aggregate Indebtedness exceeding Nine Million Dollars ($9,000,000.00).

6.2. Type of Business. Enter into any business other than its ownership and leasing of aircraft.

6.3. Liens. Create, assume or suffer to exist any Lien upon the Aircraft or any of the Collateral whether now owned or hereafter acquired, except (i) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; (ii) other

Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, either individually or in the aggregate, materially detract from the value of its property or assets or materially impair their use in the operation of its business (provided that no Lien on the Aircraft or any portion thereof or interest therein is permitted under this clause (ii)); and (iii) Liens in favor of CoreStates.

6.4. Consolidation. Merger and Sale or Purchase of Assets. Wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, or otherwise dispose of (whether in one or in a series of transactions) all or a substantial part of its property or assets (whether now owned or hereafter acquired), or purchase, lease or otherwise acquire all or any substantial part of the property or assets of any Person, if such property or assets would constitute a substantial part of the property or assets of the Borrower, or agree to do any of the foregoing at any future time.

6.5. Advances and Loans. Except to a lessee or third party in connection with an aircraft lease or a sale of an asset in the ordinary course of Borrower's business, lend money or extend credit to any Person (including, but not limited to, directors, officers, employees and stockholders) ; provided, however, that with respect to any sale of an asset in the ordinary course of business, such loan or extension of credit shall be adequately secured by the equity in the asset.

6.6. Prepayment, etc. If an Event of Default shall have occurred and be continuing or the making of any prepayment would materially adversely effect the Borrower's ability to pay its Indebtedness as it becomes due, make any prepayment which is not required by a contract to which the Borrower or any of its property is subject or bound by law on account of the principal of the indebtedness evidenced thereby or, unless required by any such contract or by law, retire (by acquisition) or enter into any modification, amendment or restructuring relating to any such indebtedness if the effect of any such action would be to accelerate principal payment thereof.

6.7. Investments. Invest in (by capital contribution or otherwise), or acquire or purchase or make any commitment to purchase the obligations or stock of (or other form of equity interest in), any Person, except as permitted under the Partnership Agreement.

6.8. Amendments to Agreements. Modify, amend, change, supplement or cancel, terminate or assign or transfer any interest in, or agree to vary or waive any rights under, the Trust Agreement or any document executed in connection therewith, without CoreStates's prior written consent.

6.9. Principal Office. Change its chief executive office or principal place of business without 15 days' prior written notice to CoreStates.

SECTION 7. EVENTS OF DEFAULT.

If any one or more of the following events (each an "Event of Default") shall occur and be continuing then, at CoreStates option, the entire unpaid balance of the principal and interest on the Loans and all other obligations and indebtedness of Borrower to CoreStates arising hereunder and under the other Financing Documents shall immediately become due and payable with presentment or demand for payment, notice of non-payment, protest or notice or demand of any kind, all of which are expressly waived by Borrower:

         (a) Borrower shall fail to make, within five days of the date when due, whether at maturity, at a date fixed for payment thereof, on acceleration thereof or otherwise, any payment of principal or interest upon the Note; or

         (b) Any representation or warranty or statement made by Borrower or Trustee herein or in any Financing Document, or in any certificate or statement furnished pursuant hereto or thereto prove to have been untrue in any material respect on the date as of which made; or

         (c) Any covenant made by Borrower or the Trustee herein or in any Financing Document, or in any certificate or statement furnished pursuant hereto or thereto or in connection herewith or therewith shall be breached; or

         (d) (i) Borrower shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, petition or apply to any tribunal for the appointment of, or have appointed in respect of it, a receiver, manager, statutory manager, custodian, or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or any order is made that it be wound up or that a liquidator or similar officer is appointed in respect of it or it resolves to wind itself up or otherwise dissolve itself or gives notice of its intention to do so, except to reconstruct or amalgamate on terms approved by CoreStates or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, which remains undismissed for a period of sixty (60) days or more; or Borrower by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver, manager, statutory manager or any trustee for it or any substantial part of its assets or Borrower shall suffer any custodianship, receivership, statutory management or trusteeship to continue undischarged for a period of sixty (60) days or more; or

              (ii) Borrower shall "generally not pay its debts as such debts become due," as such term is used under the Federal bankruptcy statute and the same shall not be cured within sixty (60) days; or

              (iii) Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or, while insolvent, shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its property thought legal proceedings or distraint which is not vacated within sixty (60) days form the date thereof; or

         (e) The removal, withdrawal or termination of both of the general Partners as the general partners of Borrower; or

         (f) Any default shall occur under any Financing Document which is not cured within any cure period provided for therein; or any Financing Document shall be disaffirmed or repudiated in any material respect by or on behalf of any party thereto other than CoreStates; or

         (g) Any default shall occur under the Letter of Credit Agreement or the Assumption Agreement which is not cured within any cure period provided for therein; or the Letter of Credit Agreement or the Assumption Agreement shall be disaffirmed or repudiated in any respect by or on behalf of any party thereto other than CoreStates; or

         (h) Attachments or other liens except for the security interests created in favor of CoreStates under the Security Documents, shall be issued or entered against the Collateral and the same shall not be released and terminated within sixty (60) days.


SECTION 8. MISCELLANEOUS.

8.1. Expenses.

         (a) Whether or not the transactions hereby contemplated shall be consummated, Borrower shall pay all reasonable out-of-pocket costs and expenses of CoreStates incurred in connection with (x) the preparation, execution, delivery, administration, filing and recording of, and (y) the amendment (including any waiver or consent), modification, and enforcement of or preservation of any rights under, this Agreement, the Note and the Financing Documents, (A) the reasonable fees and expenses of counsel for CoreStates, and any special, local and foreign counsel retained by CoreStates, and (B) the administrative costs of Trustee.

         (b) The Borrower agrees to pay, and to save CoreStates harmless from all present and future stamp, filing and other similar taxes, fees or charges (including interest and penalties, if any), which may be payable in connection with the Financing Documents or the issuance of the Note or any modification of any of the foregoing.

         (c) The Borrower shall indemnify, pay and hold harmless CoreStates, any Bank Assignee (as defined in Section 8.7) and the holders of the Note from and against any and all liabilities, obligations, losses, damages, penalties, judgments, costs, expenses and disbursements (including, without limitation, legal fees and expenses) of any kind whatsoever which may be incurred by or asserted against CoreStates or the holders of the Note (each, the "Indemnified Party") in any way related to or in connection with any claim, action, suit, investigation or proceeding (in each case, regardless of whether or not the Indemnified Party is a party thereto or target thereof) in any way relating to the Collateral or in any way relating to the Borrower or relating to or arising out of this Agreement, the Aircraft Lease, or any of the other Financing document or other documents or transactions in connection herewith or therewith or relating thereto; provided, however, that Borrower shall not be liable to any Indemnified Party for any portion of such liabilities, obligations, losses, damages, penalties, judgments, costs, expenses or disbursements resulting from such Indemnified Party's gross negligence or willful misconduct.

         (d) All obligations provided for in this Section 8.1 shall survive any termination of the Agreement and the payment in full of the Note.

8.2. Modification. This Agreement and the Note may be modified only by an instrument in writing signed by the parties hereto.

8.3. Governing Law. This Agreement and the rights and obligations of the parties hereunder and under the Note shall be construed in accordance with, and be governed by, the law of the State of New York.

8.4. Notices. All notices required hereby or provided for herein shall be delivered to each party hereto at the address set forth below or to such other address given by any such party to all other parties hereto in the manner provided herein. Each such notice shall be deemed given when received. Notices may be given by first-class mail, postage prepaid, such notices deemed delivered on the third business day after (not including) the date of the mailing; by hand delivery, such notices deemed received on the day delivered (provided such delivery is made prior to 4:00 PM local time of the delivered party); and by telefax for teletype, such notices deemed received on the day sent (provided such notice is so sent prior to 4:00 PM local time of the delivered party).


         If to Borrower, to it at:
                  Four Embarcadero Center
                  Suite 3540
                  San Francisco, California 94111
                  Telecopy No.:  415-434-3917

         with a copy to:
                  Pegasus Aircraft Management Corporation
                  Four Embarcadero Center
                  Suite 3540
                  San Francisco, California 94111
                  Telecopy No.: 415-434-3917
         and

                  Air Transport Leasing, Inc.
                  1200 Harbor Blvd.
                  5th Floor
                  Weehawken, NJ  07087
                  Telecopy No.:     201-902-5306

         If to CoreStates, to it at:

                  Leasing Department
                  1500 Market Street
                  Centre Square, West Tower
                  Philadelphia, Pennsylvania  19102
                  Telecopy No.:     215-786-7704

         8.5. Waiver. CoreStates's rights, powers, privileges and remedies under or in connection with this Agreement and the Note are cumulative and not exclusive and shall not be waived, precluded or limited by any failure or delay in the exercise thereof or by the partial exercise thereof or by any course of dealing between the Borrower and CoreStates. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of CoreStates to any other or future action in any circumstances without notice or demand.

         8.6. Descriptive Headings, etc. The descriptive headings used in this Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

         8.7. Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and in particular any holder from time to time of the Note, except that the Borrower may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of CoreStates. In furtherance of the foregoing, CoreStates shall be entitled at any time to grant participations in or assign, sell or otherwise transfer the whole or any part of its rights and/or obligations under this Agreement, the Financing Documents or any Loan or the Note to any Person provided that such assignee shall agree to be bound by the terms of this Agreement and further provided that any such assignment, sale or transfer shall not expand or increase any of the Borrower's obligations or liabilities hereunder and under the other documents and agreements delivered in connection herewith. CoreStates shall use its best efforts to give the Borrower five (5) days prior written notice of any such participation or assignment. No such participation, assignment, sale or other transfer shall relieve CoreStates from its obligations hereunder and the Borrower need deal solely with CoreStates with respect to waivers, modifications and consents to this Agreement, the Financing Documents or the Note. Any such participant, assignee, purchase or transferee is referred to in this Agreement as a "Bank Assignee". Borrower agrees that the provisions of Section 8.1 (c) shall run to the benefit of each Bank Assignee and its participations or interests herein, and CoreStates may enforce such provisions on behalf of any such Bank Assignee. The Borrower hereby further agrees that any such Bank Assignee may, to the fullest extent permitted by applicable law, exercise the right of setoff with respect to such participation (and in an amount up to the amount of such participation) as fully as if such Bank Assignee were the direct creditor of the Borrower. Upon a participation, assignment, sale or transfer in accordance with the foregoing, the Borrower shall execute such documents and do such acts as CoreStates may reasonably request to effect such assignment. CoreStates may furnish any information concerning the Borrower in its possession from time to time to Bank assignees (including prospective Bank Assignees).

8.8. Execution and Effectiveness. This Agreement may be executed in counterparts, each of which shall be regarded as an original and all of which shall constitute a single instrument and shall become effective on the date (the "Effective Date") when each of the parties hereto shall have signed a copy hereof (whether the same or different copies) and CoreStates shall have received a copy executed by each party. Complete sets of counterparts shall be lodged with both parties.

8.9. Consent to Jurisdiction. The Borrower agrees that any legal action or proceeding against the Borrower, with respect to the Agreement or the Note or the other Financing Documents, may be brought in the courts of the State of New York in New York County or of the United States of America for the Southern District of New York, as CoreStates may elect, and, by execution and delivery of the Agreement, the Borrower accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the Borrower at its address for notices as specified herein, such service to become effective 3 days after such mailing. Nothing herein shall affect the right to serve process in any other manner permitted by law or the right of CoreStates to bring legal action or proceedings in any other competent jurisdiction. THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER FINANCING DOCUMENTS.

8.10. No Third Party Beneficiaries. This Agreement is solely for the benefit of CoreStates, the Borrower, and their respective successors and assigns and nothing contained herein shall be deemed to confer upon anyone other than the Borrower and their respective successors and assigns any right to insist on or to enforce the performance or observance of any of the obligations contained herein. All conditions to the obligations of CoreStates to make the Loan hereunder are imposed solely and exclusively for the benefit of CoreStates and its successors and assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms and no other Person shall under any circumstances be deemed to be beneficiary of such conditions.

8.11. Survival. Each of the representations, warranties, terms, covenants, agreements and conditions contained in this Agreement shall specifically survive the execution and delivery of this Agreement and the other Financing Documents and the making of the Loan and shall, unless otherwise expressly provided, continue in full force and effect until the Loan together with interest thereon, the fees and compensation of CoreStates, and all other sums payable hereunder or thereunder have been indefeasibly paid in full.


IN WITNESS WHEREOF, the parties hereto have executed this Restated and Amended Agreement as of July 20, 1995.



                         PEGASUS AIRCRAFT PARTNERS L.P.

                         By:      Pegasus Aircraft Management
                                  Corporation, as Managing
                                  General Partner


                         By: /s/ Carol L. Chase
                             ---------------------------------
                             Name: Carol L. Chase
                             Title: Senior Vice President, General Counsel
                                    and Secretary


                         By:      Air Transport Leasing, Inc.
                                  as Administrative General
                                  Partner

                         By: /s/ Clifford B. Wattley
                             ----------------------------------
                             Name: Clifford B. Wattley
                             Title: President


                         CORESTATES BANK, N.A.

                         By: /s/ Geoffrey D. Minott
                             ----------------------------------
                             Name: Geoffrey D. Minott
                             Title: Vice President

Exhibit A

BORROWING NOTICE

Pursuant to Section 2.2(a) of the Loan Agreement (the "Loan Agreement"), originally dated April 22, 1994, and Amended and Restated as of July 20, 1995, between PEGASUS AIRCRAFT PARTNERS, L.P. and PHILADELPHIA NATIONAL BANK, INCORPORATED, as CORESTATES BANK, N.A., the undersigned hereby gives notice of its borrowing to be made on ____________________,199_ of a [Floating rate Loan] [Fixed Rate Loan] in the principal amount of ________________________________ ____________________________ and ___________ /100 ($____________).

The undersigned hereby represents and warrants that on the date hereof (i) the representations and warranties of the undersigned contained in Article 3 of the Loan Agreement are true and correct on the date hereof, (ii) no Event of Default, or an event which with the passage of time would constitute an Event of Default, has occurred and is continuing, (iii) all conditions precedent set forth in the Loan Agreement to the making of the Loan requested hereunder have been fully satisfied and (iv) the Loan requested hereunder shall be paid in accordance with the terms of the Loan Agreement.

Attached hereto is true and correct Loan Schedule, which Loan Schedule accurately reflects the amount of the Loan requested hereunder, the Loan Closing Date for the Loan requested hereunder, the interest rate on the Loan and the principal amount to be paid on such Loan on each Payment Date.

Unless otherwise defined, capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

IN WITNESS WHEREOF, the undersigned has executed this document the ____ day of ___________, 199__.

                         PEGASUS AIRCRAFT PARTNERS, L.P.

                         By:  Pegasus Aircraft Management
                              Corporation, as Managing
                              General Partner

                         By: _______________________________
                              Name:
                              Title:

                         By:  Air Transport Leasing Corp.,
                              as Administrative General
                              Partner

                         By: _______________________________
                               Name:
                               Title:

LOAN SCHEDULE NUMBER ____ TO PROMISSORY NOTE MADE BY PEGASUS AIRCRAFT PARTNERS, L.P. DATED _________ ____, 1995

Date of Borrowing:

Principal Amount of Borrowing:

Interest Rate:

Principal to be paid on each Payment Date with respect to the Loan:

                         PEGASUS AIRCRAFT PARTNERS, L.P.

                         By:  Pegasus Aircraft Management
                              Corporation, as Managing
                              General Partner

                         By: _________________________

                              Name:
                              Title:

                         By:  Air Transport Leasing Corp.,
                              as Administrative General
                              Partner

                         By: _____________________________

                               Name:
                               Title:

Exhibit  B

CONVERSION NOTICE

Pursuant to Section 2.2(b) of the Loan Agreement (the "Loan Agreement"), originally dated April 22, 1994, as Amended and Restated on July 20, 1995, between PEGASUS AIRCRAFT PARTNERS, L.P. and PHILADELPHIA NATIONAL BANK, INCORPORATED, as CORESTATES BANK, N.A., the undersigned hereby gives irrevocable notice of its conversion of the Floating Rate Loan in the principal amount of $_______________, which Loan was originally made on ___________________, 199__, to a Fixed Rate Loan, such conversion to be effective as of __________________________, 199__.

The undersigned hereby represents that on the date hereof (i) the representations and warranties of the undersigned contained in Article 3 of the Loan Agreement are true and correct on the date hereof and (ii) no Event of Default, or an event which with the passage of time would constitute an Event of Default, or an event which with the passage of time would constitute an Event of Default, has occurred and is continuing.

Unless otherwise defined, capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

IN WITNESS WHEREOF, this undersigned has executed this document the ___________ day of __________________,199___.

                         PEGASUS AIRCRAFT PARTNERS, L.P.

                         By:  Pegasus Aircraft Management
                              Corporation, as Managing
                              General Partner

                         By: ________________________________________
                         Name:
                         Title:



                         By: Air Transport Leasing Corp.
                             as Administrative General
                             Partner

                         By: _______________________________________
                         Name:
                         Title:

              EXTENSION AND AMENDMENT OF $4 MILLION LINE OF CREDIT
                                       BY
                             CORESTATES BANK, N.A.
                                       TO
                        PEGASUS AIRCRAFT PARTNERS, L.P.
                           INDEX OF CLOSING DOCUMENTS
                                 JULY 20, 1995




                  DOCUMENTS


1. Restated and Amended Loan Agreement among Pegasus Aircraft Partners, L.P. ("Pegasus") and CoreStates Bank, N.A. ("CoreStates").

2. Security Agreement & Assignment of Lease (the "Security Agreement") between Trustee with respect to Aircraft N904TW.

3. Assignment of Beneficial Interest from Pegasus to CoreStates with respect to Pegasus's interest in the TWA Trust Agreement.

4.       Acknowledgment of Assignment of Lease by TWA with respect to the TWA
         Lease.

5.       Direction and Instruction Letter to Trustee from Pegasus.

6. Letter from Trustee and Pegasus to CoreStates pursuant to which Trustee and Pegasus agree that they will not pledge or grant a security interest in the TWA Lease to any party other than CoreStates.

7. Certificate of Existence and Officers' Certificates of Pegasus Aircraft Management Corp. and Air Transport Leasing Corp. attesting to continuing validity of matters covered under prior Certificates.

8. Secretary's Certificate of Pegasus Aircraft Management Corp. ("PAMC"), the managing general partner of Pegasus attaching certified copies of:

                  (a)      Certificate of Incorporation of PAMC

                  (b)      By-Laws of PAMC:

                  (c) Resolutions adopted by the Board of Directors of PAMC authorizing the transactions contemplated hereby;

                  (d)      The incumbency and signatures of the officer of PAMC.

9. Secretary's Certificate of Air Transport Leasing Corp. ("Air Transport"), the administrative general partner of Pegasus with respect to:

                  (a)      Certificate of Incorporation of Air Transport;

                  (b)      By-Laws of Air Transport;

                  (c) Resolutions adopted by the Board of Directors of Air Transport authorizing the transactions contemplated hereby;

                  (d) The incumbency and signatures of the officers of Air Transport.

10. Certificate of the Trustee attaching certified copies of the articles of association and by-laws, corporate resolutions incumbency and specimen signatures of officers authorized to execute the documents to which the Trustee is a party.

11. Opinion of Alspach, Derenthal & Dannhauser, counsel to Pegasus, PAMC and Air Transport, addressed to CoreStates.

12.      Opinion of Daugherty, Fowler & Peregrin, special FAA Counsel.

13.      Certificates of Insurance with respect to the TWA Aircraft.

14. UCC-1 Financing Statement filed with the Secretary of State of California with respect to the security interest granted by Pegasus.

15. UCC-1 Financing Statement filed with the Secretary of State of New Jersey with respect to the security interests granted by Pegasus.

16. UCC-1 Financing Statement to be filed with the Secretary of Commonwealth of Pennsylvania and the Prothonotary of Reading county with respect to the security interests granted by Trustee.

17. Delivery of the Original TWA Lease together with all amendments and supplements appropriately stamped.

18.      Copy of Pegasus Partnership Agreement.

19.      Copy of Pegasus Trust Agreement.

                   SECURITY AGREEMENT AND ASSIGNMENT OF LEASE


         SECURITY AGREEMENT AND ASSIGNMENT OF LEASE (this "Agreement") dated as of July 20, 1995, between Meridian Trust Company, a trust company organized and existing under the laws of the Commonwealth of Pennsylvania, not in its individual capacity, but (except as expressly noted in Section 7.7(b) herein) solely as Owner Trustee ("Trustee") under the certain Trust Agreement dated as of March 31, 1988 (the "Trust Agreement") for the benefit of Pegasus Aircraft Partners, L.P. ("Pegasus"), as amended, relating to the "Aircraft" (as hereinafter defined, with an office at 35 North Sixth Street, Reading, PA 19601, and CORESTATES BANK, N.A., a national banking association ("CoreStates") with an office at 1500 Market Street, Philadelphia, Pennsylvania 19102.

                              W I T N E S S E T H:

         WHEREAS, Trustee is the owner of the Airframe and Engines (the Airframe and Engines collectively referred to as the "Aircraft") as described on Schedule 1 attached hereto and made a part hereof;

         WHEREAS, pursuant to the Trust Agreement, Trustee was appointed Owner Trustee for the benefit of Pegasus with respect to the Aircraft;

         WHEREAS, DC-9T-I, INC ("DC-9T-I"), as lessor and Trans World Airlines, Inc., as lessee ("Lessee") entered into that certain Lease Agreement dated as of May 20, 1983 and Lease Supplement No. 1, which was attached thereto and dated May 24, 1983, which Lease, with Lease Supplement No. 1 attached was recorded by the Federal Aviation Administration ("FAA") on September 22, 1983 and assigned Conveyance Number H38434, as amended by an Amendment Agreement dated as of December 15, 1986, between DC-9T-I as lessor and Lessee, recorded by the FAA on January 26, 1987 and assigned Conveyance No. E91223 and assigned by Agreement of Assignment and Assumption dated as of March 31, 1988, between DC-9T-I, as assignor, and Meridian Trust Company ("Meridian"), as owner Trustee and assignee, which Agreement of Assignment and Assumption was recorded by the FAA on April 12, 1988 and assigned Conveyance No. C09394, and amended by Amendment No. 1 to the Lease dated as of May 1, 1991, between Meridian, as lessor and Lessee, which Amendment No. 1 was recorded by the FAA on June 10, 1991 and assigned Conveyance No. G82584, an Amendment No. 2 to the Lease dated as of April 15, 1993, between Meridian, as lessor and Lessee, which Amendment No. 2 was recorded by the FAA on May 3, 1993 and was assigned Conveyance No. JJ07770, and an Amendment No. 3 dated as of January 16, 1995, which Amendment No. 3 is being filed with the FAA contemporaneously herewith (collectively the "Aircraft Lease").

         WHEREAS, simultaneously herewith CoreStates is providing Pegasus, the owner participant under the Trust Agreement, a $4,000,000 loan facility pursuant to that certain Amended and Restated Loan Agreement (the "Loan Agreement"), dated as of April 22, 1994, and amended and restated on July 20, 1995 between Pegasus and CoreStates, the loans thereunder to be evidenced by a Promissory Note, dated as of April 22, 1994, made by Pegasus in favor of CoreStates (the "Note");

                                [RECORDED STAMP]

         WHEREAS, all amounts and other sums at any time due and owing from or required to be paid by Pegasus under the terms of the Loan Agreement or the Note or under this Security Agreement or any other Financing Document to or for the benefit of CoreStates are hereinafter sometimes referred to as the "Indebtedness Hereby Secured". (Unless otherwise indicated, all capitalized terms used herein shall the meaning ascribed to them in the Loan Agreement).

                  NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto agree as follows:

                  1. Security Interest. In consideration of the Loans and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to secure the payment of the Indebtedness Hereby Secured and the prompt performance and observance of all the covenants and conditions contained in the Trust Agreement, the Loan Agreement, the Note and in this Agreement, Trustee hereby mortgages, assigns, pledges and grants a security interest in, and hypothecates unto CoreStates, its successors and assigns, the following described properties, rights, interests and privileges (all of which properties are hereinafter collectively referred to as the "Collateral"):

                                   DIVISION 1

                  The Aircraft, together with all accessories, attachments and appurtenances at any time incorporated or installed in or appertaining or attached to the Aircraft, whether now owned or hereafter acquired, and all substitutions, renewals and replacements of, and improvements to said Aircraft, together with all the rents, issues, income, profits and avails thereof, and all logs, manuals and data and all records, including, without limitation, all inspection, modification and overhaul records, maintained with respect to the Aircraft.

                                   DIVISION 2

                  All right, title and interest of Trustee in, under and to the Aircraft Lease or any other lease entered into from time to time with respect to the Aircraft (a "Subsequent Lease"), any lease schedules thereto and amendments thereof, and all rights and remedies of the lessor under the Aircraft Lease and any Subsequent Lease, any lease schedules thereto and amendments thereof and all rents and other sums due and to become due under the Aircraft Lease and any Subsequent Lease, including without limitation any and all extensions or renewals of the Aircraft Lease, any Subsequent Lease and any subleases thereunder, and all re-lease rents and all guaranties or other agreements securing or supporting the performance of the Lessee under the Aircraft Lease or the lessee under a Subsequent Lease, (collectively, the "Payment"); it being the intent and purpose hereof that the assignment and transfer to CoreStates of the Payments with respect to the Aircraft Lease and any Subsequent Lease shall be effective and operative immediately and shall continue in full force and effect and CoreStates shall have the right to collect and receive the payments for application in accordance with the provisions of Section 5 hereto at all times during the period from and after the date of the Agreement until the Indebtedness Hereby Secured has been fully paid and satisfied; provided, however, that so long as no Event of Default (as such term is hereinafter defined) has occurred and is continuing, Trustee shall be entitled to receive all payments under the Aircraft Lease other than
         (i) any prepayments of Basic Rent or, with respect to a Subsequent Lease, its equivalent, except to the extent that such prepayment represents the next required payment of Basic Rent or its equivalent and such prepayment is not made prior to the required payment date which immediately precedes the required payment date that such prepayment would otherwise be due, or (ii) payments made in connection with the loss, damage, destruction or sale of the Aircraft, which loss, damage, destruction or sale payments shall include without limitation, any insurance proceeds, sale proceeds or payments representing stipulated loss value or termination value.

                                   DIVISION 3

         All claims, rights, powers, privileges and remedies of Trustee with respect to the Aircraft whether arising under the Aircraft Lease or by statute, at law, in equity or otherwise.

                                   DIVISION 4

                  All right, title and interest of Trustee under the Trust Agreement, (as such term is defined in the Aircraft Lease), together with all estates and interests therein and thereto, and all rights, powers and privileges thereunder or in respect thereof, and any and all payments thereunder or in respect thereof to which Trustee is or may become entitled, but the foregoing shall not include rights, interests, estates, powers and privileges of Meridian Trust Company in its individual capacity, including, but not limited to indemnities, undertakings, fees and payments due from Owner Participant to Meridian Trust Company thereunder.

                                   DIVISION 5

                  All proceeds of any of the foregoing including, without limitation, insurance proceeds, termination payments, casualty loss payments, accounts, chattel paper, goods, documents, instruments and general intangibles.


                  2. Covenants and Warranties. Trustee, not in its individual capacity but solely as Owner Trustee, covenants, represents, warrants and agrees as follows:

         2.1 Warranty of Title. Trustee has good and marketable title to the Collateral free and clear of all claims, liens, security interests or other encumbrances (other than liens permitted under the Lease, under Section 6.3 of the Loan Agreement, including but not limited to the lien created hereby), subject to the right and interest of the Lessee under the Aircraft Lease. Trustee has full power and authority to grant a security interest in the Collateral to CoreStates and, hereby warrants said title to the Collateral against all claims and demands whatsoever subject as aforesaid. No financing statement, mortgage or other evidence of a lien or other encumbrance with respect to the Collateral, other than to the extent that the Aircraft Lease is deemed an encumbrance, exists or is on file or registered in any public office other than those representing the rights and interests of CoreStates in the Collateral.

         2.2 Security Interest Created. This Agreement creates a valid, binding and enforceable first priority security interest in favor of CoreStates in the Collateral, which security interest shall be superior in right to all claims of secured and unsecured creditors of Trustee, both individually and as Owner Trustee, and to all other security interests, liens, claims and encumbrances.

         2.3 Recordation and Filing. (a) Except as set forth in the following sentence, no action, including any filing or recording of any document, is necessary in order to afford protection to CoreStates under applicable law in connection with the creation or enforcement of its security interest granted hereunder as a perfected first priority security interest in the Collateral other than (i) the filing of Uniform Commercial Code (the "Code") financing statements with the Secretary of State of Pennsylvania and the Prothonotary of Reading County, (ii) delivery to CoreStates of the manually executed counterpart of the Aircraft Lease, which Aircraft Lease is legended as "Counterpart No. 1" or " "Original," and (iii) the filing of this Agreement with the FAA, all of which filings and deliveries have been properly made. The continued possession of CoreStates of the Aircraft Lease may, under certain circumstances, be required to maintain CoreStates' first priority security interest therein.

         (b) Trustee will, at Trustee's own expense, do everything reasonably necessary or expedient, as determined and explicitly directed by CoreStates, to preserve, perfect and maintain, or cause to be preserved, perfected and maintained, in favor of CoreStates a perfected security interest prior to all other security interests in the Collateral as against Trustee and in the Aircraft as against the Lessee and any subsequent transferee thereof, including, without limitation, (i) causing all filings and doing all acts and things which CoreStates may require to preserve its security interest in the Collateral in the territory in which the Lessee may operate the Aircraft, in the territory in which the Aircraft is registered and in the jurisdiction where the principal offices of

Trustee are located, including, without limitation, as may be required by the Code or the law of any other applicable jurisdiction or as reasonably directed by CoreStates in order to preserve and protect the rights of CoreStates hereunder, and (ii) doing or causing to be done any and all acts and things which may be required under the terms of any other agreement, or by any practice, custom or understanding involving any state in which the Lessee may operate, whether or not such agreement, practice, custom or understanding is currently in force or effect, as may be necessary or as CoreStates may reasonably request, to perfect and preserve its security interest in the Collateral within the jurisdiction of any such state.

         2.4 Further Assurance. Trustee will, upon written direction from CoreStates and at Trustee's own expense, do such other and further acts, execute, acknowledge and deliver all deeds, conveyances, transfers and assurances reasonably necessary or proper for the better assuring, conveying, assigning and perfecting CoreStates' interest in and confirming unto CoreStates all of the Collateral. Trustee acknowledges that CoreStates may assign, upon thirty (30) days prior notice to Trustee, its interest in the Collateral, this Agreement or portions thereof provided such assignee assumes all of CoreStates' obligations under this Agreement, the Loan Agreement, the Note and any related instrument and agrees to comply with the provisions hereof and thereof. On request by CoreStates, Trustee shall execute all documents that CoreStates may reasonably require to confirm Trustee's obligations hereunder or the interest of CoreStates in the Collateral. Notwithstanding this Agreement, Trustee will perform all obligations of lessor under the Aircraft Lease, however, arising.

         2.5 Performance and Compliance. Trustee shall perform and comply with each and every term of this Agreement, the Loan Agreement, the Aircraft Lease and the Trust Agreement and all other documents relating to the Collateral to be performed or complied with by Trustee, and shall exercise its reasonable best efforts to cause the Lessee, as lessee under the Aircraft Lease, to perform and comply with each and every term of the Aircraft Lease.

         2.6 Actions Under or With Respect to the Aircraft Lease and the Trust Agreement. Trustee will not, without the prior written consent of CoreStates:

                  (a) Declare a default or exercise the remedies of the lessor under the Aircraft Lease;

                  (b) Receive or collect or permit the receipt or collection of any rental or other payment under the Aircraft Lease or extend any time for payment under the Aircraft Lease or grant any waiver or consent under the Aircraft Lease; provided, however, that so long as no Event or Default has occurred and is continuing, Trustee shall be entitled to receive all payments under the

Aircraft Lease other than any prepayments of Basic Rent or, with respect to a Subsequent Lease, its equivalent, except to the extent that such prepayment represents the next required payment of Basic Rent or its equivalent and such prepayment is not made prior to the required payment date which immediately precedes the required payment date that such prepayment would otherwise be due, or payments made in connection with the loss, damage, destruction or sale of the Aircraft, which loss, damage, destruction or sale payments shall include without limitation, any insurance proceeds, sale proceeds or payments representing stipulated loss value or termination value; or

         (c) Terminate prior to the scheduled termination date, amend, modify or permit any termination, amendment or modification of, the Aircraft Lease, or the Trust Agreement.

         2.7 Notice of Certain Matters. Trustee shall give notice to CoreStates, within ten (10) days of Trustee's obtaining actual knowledge thereof by an officer of the corporate trust department, of any of the following:

                  (a) any litigation or claim of any kind against the Collateral or the ability of CoreStates to dispose of the Collateral or the rights and remedies of CoreStates in relation thereto, including but not limited to, the filing of any liens or levy of any legal process against the Collateral and the adoption of any orders, arrangements or procedures affecting the Collateral, whether governmental or otherwise;

                  (b) any litigation or claim of any kind that might subject Trustee, in its capacity as owner trustee, to any material liability;

                  (c) any dispute between Trustee and any governmental agency relating to the Collateral, the adverse determination of which might materially affect the Collateral;

                  (d) any threat or commencement of proceedings in condemnation or eminent domain against the Collateral or any seizure of the Collateral;

                  (e) any Event of Default hereunder or event which, with the giving of notice or the passage of time or both, would constitute an Event of Default hereunder;

                  (f) any event of condition constituting an Event of Default under the Aircraft Lease;

                  (g) the existence of any lien on or claim against any part of the Collateral; and

                  (h) an event of loss or damage to the Collateral, or any replacement or exchange or any Airframe or any Engine, as those terms are defined in the Aircraft Lease, (other than exchanges of Engines in the normal course of Lessee's business in the manner and as permitted under the Aircraft Lease), of which an officer of the corporate trust department of the Trustee has actual knowledge.

         2.8 Retention of Title. Except as permitted in Section 2.22 hereof, Trustee will not encumber, sell, assign or otherwise dispose of any interest in the Collateral, except as such is encumbered and assigned to CoreStates.

         2.9 Organization. Meridian Trust Company is a trust company duly organized and validly existing in good standing under the laws of the Commonwealth of Pennsylvania and is qualified to do business in all jurisdictions in which qualification is required in order for it to carry out the transactions contemplated by this Agreement, the Trust Agreement and the Aircraft Lease; and the Trustee is empowered and authorized to own its properties and carry on its business as now or hereafter conducted.

         2.10 Authority; Validity. Trustee has full power and authority to execute this Agreement and the other documents contemplated hereby and thereby and to consummate the transactions contemplated hereby and thereby; the execution and delivery of this Agreement and the other documents contemplated hereby and thereby and the performance of Trustee's obligations hereunder and thereunder have been duly authorized by all necessary corporate action; and each of this Agreement and the other documents contemplated hereby and thereby constitute the valid and binding agreement and obligation of Trustee, enforceable against Trustee in accordance with its respective terms.

         2.11 No Contravention. The execution, delivery and performance of this Agreement and all other documents and agreements contemplated hereby to which Trustee is a party will not (i) contravene any provision of Pennsylvania or United States Federal law, governmental rule or regulation, writ, injunction, decree, judgment or order applicable to Trustee, (ii) violate any provision of Meridian Trust Company's articles of association or by-laws, or (iii) conflict or be inconsistent with or result in breach of, any of the terms, covenants, conditions, or provisions of, or constitute or default under or results in the creation or imposition of (or the obligation to create or impose) any lien (except pursuant to this Agreement) upon any indenture, mortgage, deed of trust, agreement or other instrument to which Trustee is a party or by which it or any of its property or assets is bound or to which it may be subject.

         2.12 Approvals. No giving of notice to, registration with, authorization or approval of, or taking any action in respect of or under any federal law governing trust powers, laws of the Commonwealth of Pennsylvania or any subdivision or agency thereof is required for the execution and delivery of this Agreement or for the validity and enforceability hereof or for the grant of the security interest hereunder on the terms and conditions herein provided, or, if any such actions or approvals are so required, they have been so given and/or obtained, and, if any such approvals are hereafter required, they will be promptly obtained.

         2.13 Litigation. No actions, claims or proceedings are pending or, to the best knowledge of Trustee, threatened against or affecting Trustee in any court or before any arbitrator or government body, the adverse determination of which would affect the validity of this Agreement, the rights of CoreStates or its successors hereunder, or the ability of Trustee to perform its obligations under this Agreement.

         2.14 Tax Matters. Trustee shall pay or cause to be paid all charges, taxes and assessments levied or assessed against itself which if unpaid would constitute a lien on the Collateral, or the Aircraft Lease or any payments made or to be made by the Lessee in respect thereof, which could result in the imposition of any lien against the Collateral or any payments made or to be made by the Lessee in respect thereof, other than liens for taxes not yet due.

         2.15 Office. The chief executive office of Trustee is located at 35 North Sixth Street, Reading, PA 19601, and Trustee shall give CoreStates at least 30 days' prior written notice of any change in the location of Trustee's chief executive office.

         2.16 Aircraft Lease. (a) The Aircraft Lease and the Trust Agreement (i) are in full force and effect in the form provided to CoreStates by Pegasus and
(ii) have not had any of the provisions thereof waived.

                  (b) All amounts due and payable under the Aircraft Lease prior to the date hereof have been paid in full and no amounts due and payable on or after the date hereof have been prepaid, in whole or in part;

                  (c) To the actual knowledge of officers of the corporate trust department of the Trustee no event or condition constituting an Event of Default under the Aircraft Lease or which with notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing under the Aircraft Lease;

                  (d) Trustee will duly perform all of the obligations of the lessor under the Aircraft Lease and shall remain liable thereunder to the Lessee notwithstanding this Agreement or CoreStates' exercise of any of its rights or remedies hereunder;

                  (e) To the actual knowledge of officers of the corporate trust department of the Trustee, no Event of Loss (as defined in the Aircraft Lease) has occurred in relation to the Aircraft; and

                  (f) There is only one executed copy of the Aircraft Lease bearing the legend "Counterpart No. 1" or "Original" which copy is being delivered to CoreStates along with any lease supplements and amendments thereto contemporaneously with the execution and delivery of this Agreement. All other copies of the Aircraft Lease along with any lease supplements and amendments thereto have been marked "Duplicate".

         2.17 Compliance. Trustee shall deliver to CoreStates, from time to the time upon CoreStates' explicit request, in form and substance satisfactory to CoreStates, evidence requested by CoreStates that Trustee has complied with all applicable laws, ordinances, regulations and other requirements of all governmental agencies having jurisdiction over the Collateral and that all necessary licenses, consents and approvals of any governmental agency have been regularly and finally received with respect to the Collateral. Trustee shall comply in all material respects with all laws and requirements applicable to its business and obtain all authorization, consents, appraisals, orders, licenses, exemptions with, any government agency that is necessary for the transaction of its business.

         2.18 Maintenance. Trustee shall maintain the Collateral (or cause the Collateral to be maintained) in good condition and repair, and not permit any material waste or damage with respect thereto, ordinary wear and tear excepted. Trustee shall take or cause to be taken all measures reasonably required by CoreStates and permitted under the Aircraft Lease to protect the physical security of the Collateral. During the term of the Aircraft Lease and any Subsequent Lease Trustee shall cause the Aircraft to be maintained in accordance with the provisions of the Aircraft Lease, and of all other government, regulatory or judicial bodies applicable to the Aircraft, to the extent required by the Aircraft Lease, provided that such standards shall comply (or cause to be compiled with) all noise, health, customs, immigration, agriculture and police regulations and all rules and orders relating to the Aircraft that the Aircraft may be subject to in its use and operation and in particular Trustee will not permit the Aircraft to proceed to any airport or enter any airspace which is at any time the subject or a prohibition or exclusion order by the insurers of the Aircraft or by the government of the United States. Notwithstanding anything to the contrary contained herein, provided that Lessee is compliance with its obligations under the Aircraft Lease, then Trustee shall be deemed to have complied with the requirements hereof. At such times that the Aircraft is subject to neither the Aircraft Lease nor any Subsequent Lease Trustee shall be obligated to the preserve the Aircraft in the condition in which it was returned (assuming that it was returned in the condition required by the Aircraft Lease or any Subsequent Lease) and in such condition that the Aircraft's certificate of airworthiness is continually maintained.

         2.19 Inspection. Trustee shall at all times prior to the indefeasible repayment in full of the Indebtedness Hereby Secured, subject to the provisions of the Aircraft Lease, permit CoreStates and its agents, (a) the right of entry and free access to the Aircraft for any purpose, including without limitation, to conduct an inspection or appraisal, and (b) the right to inspect and copy all books, contracts and records of Trustee, or to which Trustee has a right of access or inspection, pertaining to the Collateral.

         2.20 Taxes. Trustee shall file all required tax and similar reports and returns in all relevant jurisdictions and pay or cause to be paid all charges, taxes and assessments levied or assessed against itself which if unpaid would constitute a lien on the Collateral or the Aircraft Lease or any payments made or to be made by the Lessee in respect thereof.

         2.21 Insurance. Trustee shall maintain or cause to be maintained, at its expense or at the expense of the Lessee, insurance in the same manner and to the same extent as is provided in Section 11 of the Aircraft Lease, but in no event shall (i) casualty value insurance on the Aircraft be in an amount less than the greater of (1) the fair market value of the Aircraft or (2) $5,000,000 and (ii) liability insurance be less than the lesser of (1) $1,500,000 times the number of seats in the Aircraft or (2) $300,000,000. All such insurance coverages shall be in form and issued by insurers satisfactory to CoreStates from time to time, shall name CoreStates as an additional insured, and with respect to the Aircraft all-risk insurance, as loss payee, and shall provide that the insurer shall notify CoreStates of a cancellation or material change in such coverage at least thirty (30) days prior to such cancellation or change.

         2.22 Releasing. Upon the expiration of the term of the Aircraft Lease, Trustee will not enter into any Subsequent Lease unless (i) the insurance required under the Subsequent Lease complies with the requirements of Section
2.21 hereof, (ii) the maintenance provisions contained in the Subsequent Lease are no less stringent than general industry standards for comparable aircraft,
(iii) an appraisal by an independent appraiser mutually acceptable to Trustee and CoreStates provides that the value of the Aircraft is in excess of $5,000,000 when subjected to the Subsequent Lease, (iv) Trustee executes an assignment of lease in favor of CoreStates which gives CoreStates a collateral assignment in the Subsequent Lease and all payments thereunder equivalent to the rights granted hereunder to CoreStates in the Aircraft Lease, (v) Trustee gives CoreStates written notice of the material terms of the Subsequent Lease at least 30 days prior to entering into the Subsequent Lease of within such time as is reasonably practical in connection with such lease, and (vi) Trustee does everything reasonably necessary or expedient, as determined by CoreStates, in its reasonable discretion, to preserve, perfect and maintain, or cause to be preserved, perfected and maintained, in favor of CoreStates a perfected security interest prior to all other security interests in the Collateral and the Subsequent Lease, including, without limitation, obtaining an opinion of counsel which provides that CoreStates has first priority perfected security interest in the Collateral and the Subsequent Lease.

         2.23 Bankruptcy. Notwithstanding anything to the contrary contained herein with respect to the Aircraft Lease:

         (a) Trustee shall not, without CoreStates written consent, make any election or take any action pursuant to Section 1110 of the Bankruptcy Code, 11 U.S.C. SC 1110. Any such election or action made without CoreStates prior written consent shall be void.

         (b) If any action, proceeding, motion or notice shall be commenced or filed in respect of the Lessee or the Collateral in connection with any case under the Bankruptcy Code, 11 U.S.C. Sec. 101 et seq. CoreStates shall have the right, but not the obligation, to conduct any such litigation with counsel agreed upon between CoreStates and Trustee in connection therewith. Trustee shall, upon demand, pay to CoreStates all reasonable costs and expenses (including without limitation reasonable attorneys' fees) paid or incurred by CoreStates in connection with the prosecution or conduct of any such proceedings.

         (c) Trustee shall promptly, after an officer of its corporate trust department shall have obtained actual knowledge thereof, notify CoreStates in writing of any filing by or against the Lessee of a petition under the Bankruptcy Code, 11 U.S.C. section 101 et seq, setting forth any information available to Trustee with respect to the date of such filing, the court in which such petition was filed, and the relief sought therein. Trustee shall promptly deliver to CoreStates, following its receipt thereof, any and all notices, summonses, pleadings, applications and other documents received by Trustee in connection with any such petition and any proceedings relating thereto.

         2.24 Plaque To Be Affixed. Trustee shall affix or cause to be affixed in a prominent position on the flight deck and on the engines constituting part of the Aircraft, a metal plaque of reasonable size, inscribed in fireproof and legible characters as follows:

                  "This Aircraft/Engine is owned by Meridian Trust Company, as Owner Trustee, and is operated by Trans World Airlines, Inc. and is subject to a first mortgage in favor of CoreStates Bank, N.A, 1500 Market Street, Philadelphia, Pennsylvania 19102."

         3. Rights of CoreStates. Trustee hereby irrevocably constitutes and appoints CoreStates and any officer, employee or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Trustee or in its own name, from time to time in CoreStates's discretion, for the purpose of carrying out the terms of this Agreement to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Trustee hereby gives CoreStates the power and right, on behalf of Trustee, without assent by Trustee to do the following: (i) to endorse any loss payment or returned premium check and to make, settle, and release any claim under any insurance policy with respect to the Collateral,
(ii) to file any claim or take any other action or proceeding in any court of law or equity for the purpose of collecting any and all monies due under any Collateral; (iii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; and (iv) without notice to Trustee, upon the occurrence and continuance of any Event of Default under the terms of this Agreement (A) to apply each payment in respect of the Collateral in payment or satisfaction of the Indebtedness Hereby Secured; (B) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction, to collect the Collateral or any part thereof and to enforce any other right in respect to the Collateral; (C) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as CoreStates may deem appropriate; and (D) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though CoreStates were the absolute owner thereof for all purposes, and to do, at CoreStates's option, at any time, or from time to time, all acts and things which CoreStates deems necessary to protect, preserve or realize upon the Collateral and CoreStates's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Trustee might do; provided, however, that CoreStates shall not be permitted to take such actions set forth in clauses (i) - (iii) above unless an Event of Default has occurred and is continuing and CoreStates has given Trustee thirty (30) days' prior written notice (unless, in CoreStates' sole discretion, circumstances require CoreStates to act immediately without such notice to preserve its security interest). Trustee hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest, shall be irrevocable and shall terminate only upon payment in full of the Indebtedness

Hereby Secured. The powers conferred on CoreStates hereunder are solely to protect CoreStates's interests in the Collateral and shall not impose any duty upon it to exercise such powers. CoreStates shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Trustee for any action taken or omitted to be taken in good faith (any action taken in reliance on the advice of Counsel shall be deemed an action taken or omitted to be taken in good faith) except only for its own gross negligence or wilful misconduct, and the foregoing shall not operate to release CoreStates from any liability arising out of the gross negligence or wilful misconduct of any of its officers, directors, employees or agents in disposing of any of the Collateral.

         4. Possession and Use of Aircraft. Unless an Event of Default has occurred and is continuing hereunder, Trustee shall be permitted to remain in full possession, enjoyment and control of the Aircraft and to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, always, that the possession, enjoyment, control and use of the Aircraft shall at all times be subject to the observance and performance of the terms of this Agreement. It is expressly understood that the use and possession of the Aircraft by the Lessee under and subject to the Aircraft Lease or a Lessee under and subject to a Subsequent Lease shall not constitute a violation of this Section 4. CoreStates agrees that so long as no default under the Aircraft Lease or a Subsequent Lease has occurred and is continuing, the Lessee or the lessee under the Subsequent Lease, as the case may be, shall quietly possess, use and enjoy the Aircraft and the rents, revenues, profits and income therefrom without hindrance or interruption by CoreStates or by any other person lawfully claiming under or through CoreStates.

         5. Defaults and Other Provisions.

                  5.1 Event of Default. The term "Event of Default" for the purpose hereof shall mean:

                  (a) An Event of Default under the Loan Agreement or any Financing Document;

                  (b) Failure to maintain any of the insurance required to be maintained hereunder;

                  (c) Any representation or warranty made by Trustee in this Agreement or any other agreement or document executed and delivered in connection herewith and therewith or any certificate or report furnished by Trustee under this Agreement or in any writing furnished by Trustee to CoreStates in connection with the incurring of the Indebtedness Secured Hereby, proves to be incorrect in any material respect as of the date when made;

                  (d) Failure by Trustee to perform or observe any other term, condition or covenant of this Agreement, or any other agreement or document delivered pursuant hereto or thereto which shall remain unremedied for a period of thirty (30) days after written notice thereof shall have been given to Trustee by CoreStates;

                  (e) A default by Trustee under the Aircraft Lease or any Subsequent Lease which is not cured within any cure period provided for therein;

                  (f) Any default by the Lessee under the Aircraft Lease (i) which is not cured by the Lessee or Trustee within the greater of (1) the cure period, if any, provided for therein or (2) ninety (90) days following such default, or (ii) unless the Aircraft Lease is terminated within ninety (90) days following such default;

                  (g) Any default by the lessee under the Subsequent Lease (i) which is not cured by the lessee under the Subsequent Lease or Trustee within the greater of (1) the cure period, if any, provided for therein or (2) ninety (90) days following such default, or (ii) unless the Subsequent Lease is terminated within ninety (90) days following such default;

                  (h) The occurrence of an Event of Loss (as such term is defined in the Aircraft Lease whether or not the Aircraft Lease is then in full force and effect);

                  (i) Trustee shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt; petition or apply to any tribunal for the appointment of, or have appointed in respect of it, a receiver, manager, statutory manager, custodian, or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or an order is made that it be wound up or that a liquidator or similar officer is appointed in respect of it or it resolves to wind itself up or otherwise dissolve itself or gives notice of its intention to do so, except to reconstruct or amalgamate on terms approved by CoreStates or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, which remains undismissed for a period of sixty
         (60) days or more; or Trustee by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver, manager, statutory manager or any trustee for it or any substantial part of its assets; or Trustee shall suffer any custodianship, receivership, statutory management or trusteeship to continue undischarged for a period of sixty (60) days or more; or

                  (2) Trustee shall "generally not pay its debts as such debts become due," as such term is used under the Federal bankruptcy statute and the same shall not be cured within sixty (60) days; or

                  (3) Trustee shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or, while insolvent, shall have made any transfer of its property to or for the benefit of a creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within sixty (60) days from the date thereof;

                  (j) The Aircraft Lease or Subsequent Lease was not duly authorized and executed by the Lessee or the lessee under the Subsequent Lease, as the case may be, or is not valid and enforceable against the Lessee or the lessee under the Subsequent Lease, as the case may be, in accordance with its terms; or

                  (k) Attachments or other liens except for the security interests created in favor of CoreStates or as otherwise permitted hereunder, shall be issued or entered against the Collateral and the same shall not be released and terminated within sixty (60) days

         5.2 Occurrence of Event of Default. In the event that an Event of Default has occurred and is continuing, CoreStates shall have the rights, options and remedies of a secured party and Trustee shall have the rights, options and duties of a debtor under the Code regardless of whether the Code or law similar thereto has been enacted in the jurisdiction wherein the rights or remedies are asserted, and without limiting the foregoing, CoreStates may exercise any one or more or all, and in any order, of the remedies, set forth in the Aircraft Lease or the Subsequent Lease. In addition, in such event Trustee shall take all such action with respect to the Aircraft permitted under the Aircraft Lease or the Subsequent Lease as CoreStates may from time to time in writing direct.

         5.3 Sale of Collateral. Any sale of the Collateral by CoreStates whether under any power of sale hereby given or by virtue of judicial proceedings shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Trustee in and to the Collateral sold and shall be a perpetual bar, both at law and in equity, against Trustee, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through Trustee, its successors or assigns (subject, however, to the then existing rights, if any, of the Lessee under the Aircraft Lease or any lessee under a Subsequent Lease).

         5.4 Application of Payments or Proceeds of Sale or Loss. Subject to the provisions of Section 11(c) of the Lease any Payments or the proceeds of sale or loss of the Collateral or any part thereof, and the proceeds and the avails of any remedy hereunder shall be paid to and applied as follows:

                  (a) To pay the interest then accrued on the Loans and Prepayment Amounts, if any;

                  (b) To the payment of costs, fees, expenses and indemnities (including, without limitation, expenses of foreclosure or suit, if any, and of any sale, and the compensation of the agents, attorneys and counsel of CoreStates and of all expenses, liabilities and advances incurred or made hereunder by CoreStates, or the holder of holders of the Note), and of all taxes, assessments or liens relating to this Agreement and the Collateral, except any taxes, assessments or other superior lien subject to which said sale may have been made;

                  (c) To repay the then outstanding principal amount of the Loans;

                  (d) To the payment of any other Indebtedness Hereby Secured;
         and

                  (e) The balance to Trustee or such other party as may be entitled there to.

         5.5 No Waiver. No delay or omission of CoreStates, its successors or assignees, or of any holder of the Note, to exercise any right or power arising from any Event of Default on the part of Trustee or shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default. No waiver by CoreStates of any right hereunder shall be effective unless in writing and signed by a duly authorized representative of CoreStates. No waiver by CoreStates or any holder or holders of the Note of any such Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Event of Default, or to impair the rights resulting therefrom, except as may be otherwise provided herein. Each and every right, power and remedy herein granted to CoreStates shall be in addition to every other right, power and remedy herein granted or now or hereafter existing at law, in equity or by statute.

         6. Recourse. Except as specifically set forth herein it is expressly understood that each of the obligations, covenants and agreements of the Trustee herein are made not as personal obligations, covenants and agreements by the Meridian Trust Company. Meridian Trust Company is entering this Agreement solely in its capacity as Owner Trustee under the Trust Agreement, and except as expressly provided herein or in the Lease or the Trust Agreement, Meridian Trust Company (or any successor owner trustee) shall not be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations of Trustee hereunder all such liability, if any, being expressly waived by CoreStates, who shall look only to the Trust Estate (as defined in the Trust Agreement) for payment or satisfaction. The Indebtedness Hereby Secured is without recourse to Trustee or the Meridian Trust Company and any obligation of Trustee to CoreStates or any holder of the Note shall be payable only from the Collateral and the proceeds thereof and the indemnification obligations of Trustee set forth in section 7.7(b) here hereof.

         7. Miscellaneous.

                  7.1 Successors and Assigns. Subject to the provisions of
Section 2.10 of this Agreement, whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Agreement contained by or on behalf of Trustee or by or on behalf of CoreStates shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

                  7.2 Release. CoreStates shall release this Agreement and the lien hereof by proper instrument or instruments at such time as all Indebtedness Hereby Secured has been fully paid or satisfied.

                  7.3 Notices. Notice to any party required to be given at any time in connection with this Agreement or the pursuit of any of CoreStates's remedies shall be in writing and shall be reasonably and properly given if mailed to such party by certified mail, return receipt requested, postage prepaid, at the address set forth below or such other address as may be specified by such party by notice to the other parties pursuant to this Section. Any such notice shall be deemed to have been given, (i) in the case of personal delivery, on the date of delivery, (ii) in the case of mailing, on the third business day following that on which the piece of mail containing such notice is posted and (iii) in the case of delivery by a reputable air courier, on the next business day following the date on which such notice was delivered to such carrier.

To Trustee at:             Meridian Trust Company
                           35 North Sixth Street
                           Reading, PA  19601
                           Attn:  Corporate Trust Dept.


         With copies to:   Pegasus Aircraft Management Corporation
                           Four Embarcadero Center
                           Suite 3540
                           San Francisco, California  94111

                           and

                           Air Transport Leasing, Inc.
                           1200 Harbor Blvd.
                           5th Floor
                           Weehawken, NJ  07087
                           Attn:    Clifford B. Wattley

To CoreStates at:          CoreStates Bank, N.A.
                           Leasing Department
                           Centre Square, 19th Floor
                           1500 Market Street
                           Philadelphia, Pennsylvania 19102

                  7.4 Governing Law. This Agreement shall be interpreted and enforced between the parties in accordance with the laws of the State of New York.

                  7.5 Consent to Jurisdiction. Trustee hereby irrevocably consents and agrees that any legal action or proceeding arising out of or in any way connected with this Agreement, or any collateral security related thereto may be instituted or brought by CoreStates in the courts of the State of New York sitting in the Borough of Manhattan, City of New York, or the United States of America for the Southern District of New York, as CoreStates may elect, an by the execution and delivery of this Agreement Trustee irrevocably submits the jurisdiction of any such court in any such legal action or proceeding. Trustee irrevocably consents that service of any summons and/or legal process in any such legal action or proceeding may be served by the mailing of any such summons and/or legal process by registered United States mail, postage prepaid to it at its address as set forth in Section 7.3 hereof or changed in accordance with said Section, such method of service to constitute, in every respect, sufficient and effective service of process in any such legal action or proceeding.

                  7.6 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

                  7.7 Indemnification. (a) Trustee, not in its individual capacity but solely as Owner Trustee, shall indemnify and hold CoreStates harmless from and against any breach of any representation, warranty or covenant of Trustee made in this Agreement or any other document executed in connection therewith with respect to its authority to enter this Agreement, (b) Meridian Trust Company shall indemnify and hold CoreStates harmless against the fraud or wilful misconduct of Trustee in connection with this Agreement or any other document executed in connection therewith, and any embezzlement or misappropriation by Trustee of any Payment under the Aircraft Lease or other monies which are payable to CoreStates or which constitute Collateral for the indebtedness Hereby Secured. The agreements in this Section shall survive the payment of all amounts payable under the Loan Agreement, the Note and hereunder.

                  7.8 Non-liability of CoreStates. Trustee acknowledges and agrees that notwithstanding any other provision of the Loan Agreement or this Agreement, (i) CoreStates is not, and shall not be construed to be, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind with Trustee and CoreStates does not intend ever to assume such status; and (ii) CoreStates shall not be deemed responsible for or a participant in any acts, omissions or decisions of Trustee.

                  7.9 Rights Cumulative. This Agreement is given as security in addition to other collateral security given to CoreStates in secure the Indebtedness Hereby Secured. All rights and remedies herein conferred may be exercised as to any or all of the Collateral whether or not any proceedings of any nature are pending. CoreStates shall not be required to resort first to the Collateral before resorting to any other security or remedies otherwise available to CoreStates. The rights and remedies set forth herein are cumulative and in addition to and not in lieu of any other rights and remedies to which CoreStates may be entitled, whether under the Loan Agreement, at law or in equity.

                  7.10 Termination. The assignments made and the security interests created hereunder shall terminate with respect to the Collateral when all of the Indebtedness Hereby Secured shall have been discharged and all amounts owed hereunder or under the Loan Agreement have been indefeasibly paid to CoreStates.

                  7.11 Severability. In the event that any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and to that end, each provision of this Agreement is hereby declared to be severable.

                  7.12 Entire Agreement. This Agreement, together with any and all other documents referred to herein, constitute the entire agreement between Trustee and CoreStates pertaining to the subject matter contained herein.

                  7.13 Amendment; Waiver. This Agreement may not be amended, changed, modified, altered, or terminated except by a written agreement signed by CoreStates and Trustee, and CoreStates and Trustee may not waive any right hereunder except by a signed written instrument.

                  7.14 Section Headings. The section headings and the sections and subsections of the Agreement are included for convenience only, and shall not affect the construction or interpretation of any provision hereof.

                  7.15 Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed all as of the day and year first above written.

                       MERIDIAN TRUST COMPANY, not in its
                       individual capacity, but solely as Owner
                       Trustee under that certain Trust
                       Agreement dated as of March 31, 1988.

                       By: /s/ Stephen J. Kaba
                          -------------------------------------
                          Name: Stephen J. Kaba
                          Title: Vice President

                        CORESTATES BANK, N.A.


                        By: /s/ Geoffrey D. Minott
                           ------------------------------------
                           Name: Geoffrey D. Minott
                           Title: Vice President

                                   SCHEDULE 1
                                       to
                   SECURITY AGREEMENT AND ASSIGNMENT OF LEASE



Aircraft and Engines:

                                                                           Manufacturer's
Manufacturer               Model            U.S. Registration No.             Serial No.
------------               -----            ---------------------          ---------------
McDonnell Douglas          DC-9-82                 N904TW                       49156

Engines: Each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof.

1) Pratt & Whitney         JT8D-217A                                           P709716D

2) Pratt & Whitney         JT8D-217A                                           P709717D

                            ASSIGNMENT OF COLLATERAL

         THIS ASSIGNMENT OF COLLATERAL (the "Collateral Assignment"), is made as of July 20, 1995 by Pegasus Aircraft Partners, L.P., a Delaware limited partnership ("Pegasus"), in favor of CoreStates Bank, N.A., a national bank association ("CoreStates") :


                              W I T N E S S E T H:


         WHEREAS:

                  A. Pegasus is an owner participant under that certain Trust Agreement, dated as of March 31, 1988 (the "TWA Trust Agreement") between Pegasus and Meridian Trust Company ("Trustee"), as owner trustee.

                  B. Simultaneously herewith CoreStates is amending and extending a $4,000,000.00 loan facility with Pegasus pursuant to that certain Amended and Restated Loan Agreement (the "Loan Agreement"), originally dated as of April 22, 1994 and amended and restated and executed as of the date hereof, between Pegasus and CoreStates, the loans thereunder to be evidenced by a Promissory Note, dated as of April 22, 1994, made by Pegasus in favor of CoreStates (the "Note").

                  C. It is a condition precedent to CoreStates entering into the Loan Agreement that Pegasus collaterally assign, as security for its obligation to pay all amounts and other sums at any time due and owing from or required to be paid by Pegasus under the terms of the Loan Agreement to or for the benefit of CoreStates (the "Obligations"), its interest in the TWA Trust Agreement to CoreStates.

                  NOW, THEREFORE, in order to induce CoreStates to enter into the Loan Agreement and in consideration therefor, and in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

                  1. Unless otherwise indicated, each capitalized term used herein shall have the meaning ascribed thereto in the Loan Agreement.

                  2. As collateral for all of the Obligations, Pegasus hereby bargains, sells, transfers, conveys and assigns to the CoreStates all of Pegasus's rights, title and interest in, to and under:

                  The Trust (as such term is defined in the Trust Agreement), together with all estates and interests therein and thereto, and all rights, powers and privileges thereunder or in respect thereof, and any and all payments thereunder or in respect thereof to which Pegasus may become entitled (the "TWA Trust Collateral").

                  3. Pegasus hereby represents and warrants as follows:

                  a. The TWA Trust Agreement and the TWA Lease are each in full force and effect;

                  b. Pegasus's right, title and interest in, to and under the TWA Trust Agreement and the TWA Trust Collateral constitute 100% of the beneficial interest in the estate of the TWA Trust;

                  c. Neither Pegasus nor anyone acting on its behalf has directly or indirectly offered an interest in the the TWA Trust Collateral for sale to, or solicited any offer to acquire the same from, any person which offer or solicitation would subject the same to registration under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, or any other Federal or State securities laws;

                  d. Except for security interests held by CoreStates in the TWA Trust Collateral, the TWA Trust Collateral is free and clear of all liens, security interests, claims, charges and other encumbrances, except those created hereunder;

                  e. No action, including any filing or recording of any document, is necessary in order to afford protection to CoreStates under applicable law in connection with the creation or enforcement of its security interest hereunder or to perfect CoreStates' security interest granted hereunder as a perfected first priority security interest in the TWA Trust Collateral and the proceeds thereof, other than the filing of Uniform Commercial Code (the "Code") financing statements with the Secretary of State of California and New Jersey; and

                  f. The principal place of business and chief executive office of Pegasus is located at Four Embarcadero Center, Suite 3540, San Francisco, California 94111 and 1200 Harbor Blvd. 5th Flr., Weehawken, NJ 07086

                  4. Pegasus hereby covenants that so long as the Obligations shall be outstanding and unpaid, in whole or in part, Pegasus will not:

                  a. Sell, convey or otherwise dispose of the TWA Trust Collateral, or any portion thereof, nor will Pegasus create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the TWA Trust Collateral, or the proceeds thereof other than that created hereby; or

                  b. Terminate, amend, or modify the TWA Trust Agreement or any Financing Document without the prior written consent of CoreStates; or

                  c. Change its principal place of business or chief executive office on less than 15 days prior written notice to CoreStates.

                  5. Pegasus shall defend CoreStates's right, title, special property and security interest in and to the Trust Collateral against the claims of any person, firm, corporation or other entity.

                  6. Pegasus shall execute and deliver all such documents, instruments and agreements and take all such action as CoreStates may request to effectuate this Collateral Assignment.

                  7. Upon the occurrence of an Event of Default under the Loan Agreement, Pegasus does hereby constitute and appoint CoreStates as its true and lawful attorney, with full power of substitution, in the name of Pegasus or in the name of CoreStates, at the expense of Pegasus but for the benefit of CoreStates, to collect, assert or enforce any claims, right or title of any kind in or to the TWA Trust Collateral, to institute and prosecute all actions, suits and proceedings which CoreStates deems proper in order to collect, assert or enforce any such claim, right or title, to defend and compromise all actions, suits and proceedings in respect of any of the TWA Trust Collateral, and to do all such acts and things in relation thereto as CoreStates shall deem advisable and to take all action which CoreStates may deem proper in order to provide for CoreStates the benefits of or under any of the TWA Trust Collateral where any required consent of a third party to the assignment therefore to CoreStates shall not have been obtained, provided, that CoreStates shall be required, at all times, to act in good faith and shall be subject to Lessee's rights of quiet enjoyment of the Aircraft as provided in Section 4C of the TWA Lease. Pegasus acknowledges that such powers as are granted to CoreStates hereunder are coupled with an interest and shall not be revocable by Pegasus in any manner or for any reason, including, without limitation, the liquidation or dissolution of Pegasus and that CoreStates shall be entitled to retain for its own account any amounts collected pursuant to such powers, including, without limitation, any amounts payable as interest in respect thereof. CoreStates shall have full and unqualified authority to delegate any or all of the foregoing powers to any officers, agents or representatives of CoreStates whom CoreStates shall select.

         8. This Collateral Assignment may be signed in any number of counterparts with the same effect as if the signature thereto and hereto were upon the same instrument.

         9. This Collateral Assignment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, this Collateral Agreement is executed as of the date first above written.


                         PEGASUS AIRCRAFT PARTNERS, L.P.

                         By: Pegasus Aircraft Management
                             Corporation

                         By: /s/ Carol L. Chase
                             ------------------------------------
                             Name: Carol L. Chase
                             Title: Senior Vice President, General Counsel
                                    and Secretary

                         By: Air Transport Leasing
                             Corporation

                         By: /s/ Clifford B. Wattley
                             ------------------------------------
                             Name: Clifford B. Wattley
                             Title: President


                         CORESTATES BANK, N.A.

                         By: /s/ Geoffrey D. Minott
                             ------------------------------------
                             Name: Geoffrey D. Minott
                             Title: Vice President

                                            July 20, 1995



Trans World Airlines, Inc.
Attention:  Mr. Michael J. Lichty
515 North Sixth Street
St. Louis, MO  63101


Dear Sirs:

         Reference is made to that certain Lease (the "Lease"), dated March 20, 1983, as supplemented by Lease Supplement No. 1 and as amended by an Amendment Agreement dated as of December 15, 1996, Amendments No. 1 dated May 1, 1991, Amendment No. 2 dated April 15, 1993 and Amendment No. 3 dated as of January 16, 1995, between Meridian Trust Company, not in its individual capacity but solely as owner trustee ("Trustee") pursuant to that certain Trust Agreement, dated March 31, 1988, between Trustee and Trans World Airlines, Inc. ("Lessee") (the "Lease"), relating to one (1) McDonnell Douglas Model DC-9-82 Aircraft bearing Manufacturer's Serial Number 49156 and FAA Registration Number N904TW (the "Airframe") and two (2) Pratt & Whitney Model JT8D-217A Aircraft engines with manufacturer's Serial Numbers P709716D and P709717D, respectively (the "Engines") the Airframe and the Engines are collectively referred to herein as the "Aircraft"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Lease.

         In order to secure the repayment and the performance of certain obligations in connection with that certain Restated and Amended Loan Agreement (the "Loan Agreement"), between Pegasus and CoreStates Bank, N.A. ("CoreStates"), Pegasus is entering into that certain Assignment of Collateral, with CoreStates (the "Collateral Assignment"), dated as of the date hereof, pursuant to which Pegasus is making a collateral assignment to CoreStates of its interests in, among other things, the Aircraft and the Lease.

         1. By its execution of a counterpart of this letter, Lessee hereby confirms, represents, warrants and covenants to CoreStates that:

                  (i) The Lease is in full force and effect and is a legal, valid and binding obligation of Lessee enforceable in accordance with its terms; and all of the representations, warranties and covenants of Lessee under the Lease were true and correct on the date made;

                  (ii) All amounts of Basic Rent and Supplemental Rent due and payable by Lessee under the Lease prior to the date hereof, if any, have been paid in full, and no amounts of rent due and payable under the Lease after the date hereof have been prepaid, in whole or in part;

                  (iii) Except as expressly set forth in the Lease it shall remain obligated under the Lease during the entire term thereof and that it will not, without the prior written consent of CoreStates which consent shall not be unreasonably withheld, amend, modify or terminate the Lease or assign its rights under the Lease or enter into an agreement to do so, and that any attempted amendment, modification or termination (other than a termination pursuant to Section 9 of the Lease) without such consent shall be void;

                  (iv) To Lessee's knowledge, after having made due inquiry, no default under the Lease has occurred and is continuing;

                  (v) Lessee has no claim against Trustee or Pegasus by reason of the condition of the Aircraft as of the date of Delivery or arising subsequent thereto;

                  (vi) No Event of Loss has occurred with respect to the Aircraft.

         2. Lessee hereby acknowledges and consents to the collateral assignment of the Lease and any and all right, title and interest in the Lease from Pegasus to CoreStates pursuant to the Collateral Assignment. Such acknowledgement and consent shall not be deemed to make Lessee a party to such agreements and Lessee will not be obligated under such agreements except to the extent it is obligated under the Lease and hereunder.

         3. Trustee hereby irrevocably instructs and authorizes Lessee, unless and until Lessee receives written instructions to the contrary signed by an authorized officer of CoreStates, to name Corestates as loss payee in lieu of Trustee and to name CoreStates as additional insured in addition to Trustee and the Lessee in respect to the insurance referred to in Section 11 of the Lease to the same extent as Trustee is entitled to be so named pursuant to such Section. In addition, such insurance shall provide that the insurer shall notify CoreStates of a cancellation or material change in such coverage at least thirty
(30) days prior to such cancellation or change.

         4. Trustee and Pegasus hereby irrevocably notify Lessee that, unless and until Lessee receives written instructions to the contrary signed by an authorized officer of CoreStates, all payments under the Lease otherwise payable to Trustee pursuant to the Lease shall be paid to CoreStates to the following account; provided, however, that so long as CoreStates shall not have notified Lessee that an Event of Default has occurred and is continuing under the Security Agreement Trustee shall be entitled to receive and the Lessee shall be entitled to pay to Trustee all payments under the Lease other than payments made in connection with the loss, damage, destruction or sale of the Aircraft, which loss, damage, destruction or sale payments shall include without limitation any insurance proceeds, sale proceeds or payments representing stipulated loss value, termination value and any prepayment of Basic Rent.

         Bank      :     CoreStates Bank, N.A.
         ABA No.   :     031000011
         Attention :     Leasing Department
         Reference :     Pegasus Loan
         Account No:     0132-0452

         5. Unless an Event of Default under the Lease has occurred and is continuing, CoreStates agrees that Lessee shall quietly possess, use and enjoy the Aircraft without hindrance or interruption by CoreStates or by any other person lawfully claiming under or through CoreStates.

         6. This Agreement shall be interpreted and enforced between the parties in accordance with the laws of the State of New York. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all counterparts shall together constitute a single instrument.

         Please execute and return the enclosed copy of this letter.

                           MERIDIAN TRUST COMPANY, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee under the certain Trust Agreement dated as of March 31, 1988 between Trustee and Pegasus.


                           By:    /s/ Stephen J. Kaba
                                 ---------------------------
                           Name:  Stephen J. Kaba
                                 ---------------------------
                           Title: Vice President
                                 ---------------------------

                         PEGASUS AIRCRAFT PARTNERS, L.P.

                         By: Pegasus Aircraft Management
                             Corporation, as Managing General Partner

                             By: /s/ Carol L. Chase
                                 -------------------------------------
                             Name: Carol L. Chase
                             Title: Senior Vice President, General Counsel
                                    and Secretary

                             By: Air Transport Leasing, Inc.,
                                 as Administrative General Partner

                             By: /s/ Clifford B. Wattley
                                 -------------------------------------
                             Name:  Clifford B. Wattley
                             Title: President


                             CORESTATES BANK, N.A.

                             By: /s/ Geoffrey D. Minott
                                 -------------------------------------
                             Name:  Geoffrey D. Minott
                             Title: Vice President



ACCEPTED AND AGREED:
TRANS WORLD AIRLINES, INC.


By: /s/ M.J. Palumbo
    ------------------------
    Name: Michael J. Palumbo
    Title: Vice President and Treasurer

                                            July 20, 1995


Meridian Trust Company, as Owner Trustee
35 North Sixth Street
Reading, PA  19601

Gentlemen:

Reference is made to (i) that certain Trust Agreement (the "Trust Agreement"), dated as of March 31, 1988, among Pegasus Aircraft Partners, L.P. ("Pegasus") and Meridian Trust Company as Owner Trustee ("Trustee"), (ii) that certain Loan Agreement originally dated April 22, 1994 and Amended and Restated as of July 20, 1995 (the "Loan Agreement") and executed as of the date hereof, between Pegasus and CoreStates Bank, N.A., a national banking association ("CoreStates"), an office at 1500 Market Street, Philadelphia, Pennsylvania 19102, (iii) that certain Assignment of Collateral (the "Pegasus Assignment"), dated the date hereof, from Pegasus to CoreStates (substantially in the form of Exhibit A attached hereto), (iv) that certain Security Agreement and Assignment of Lease (the "Security Agreement") dated as of July 20, 1995 between Trustee and CoreStates and (v) that certain Lease and Lease Supplement No. 1 thereto (the "TWA Lease") between Trustee and Trans World Airlines, Inc. dated as of May 20, 1983, as supplemented and amended. Unless otherwise defined, capitalized terms used herein shall have the meaning ascribed to them in the Loan Agreement.

Pursuant to Section ___ of the TWA Trust Agreement, Pegasus hereby authorizes and directs you, in your capacity as Owner Trustee under the TWA Trust Agreement, to execute and deliver (i) the Security Agreement and (ii) any other documents or instruments contemplated under the Security Agreement to which you are a party, and hereby indemnifies you with respect thereto.

Our foregoing authorization and direction shall also constitute an explicit instruction to Meridian Trust Company as Trustee to make the representations, warranties, and covenants set forth in Section 2 of the Security Agreement. The undersigned hereby agree pursuant to Sections 5.03 and 7.01 of the Trust Agreement that all costs and expenses incurred by the Trustee or Meridian Trust Company in complying with the representations, covenants and warranties contained in the Security Agreement shall be included within the indemnity of the undersigned set forth in said Sections 5.03 and 7.01 of the Trust Agreement. Without limitation of the foregoing, in particular, any costs or expenses associated with compliance by the Trustee with Section 2.3(b), 2.4, 2.7, 2.14, 2.16, 2.21(b), and Section 7.7 of the Security

Agreement are hereby explicitly included within the indemnification provisions contained in Sections 5.03 and 7.01 of the Trust Agreement, and Meridian Trust Company shall not be required to expend its own funds in performing any of its foregoing obligations. Upon notice from the Trustee, each of the undersigned agrees to forward to the Trustee in advance such amount as may be reasonably demanded by the Trustee to cover the cost and expenses of its performance of the Trustee's covenants and warranties under the Security Agreement.

In order to secure repayment and the performance of certain obligations in connection with the Loan Agreement, upon the occurrence of an Event of Default, Pegasus hereby irrevocably directs you to pay, prior to any disbursements to Pegasus pursuant to the Trust Agreement and all payments received under the TWA Lease, received by you to the following account:

         Bank       :  CoreStates Bank, N.A.
         ABA No.    :  031-0000-11
         Attention  :  Leasing Department
         Reference  :  Pegasus
         Account No.:  0132-0452

This letter may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

By your execution of a counterpart of this letter, you hereby consent to the transactions contemplated by the Pegasus Assignment and represent, warrant and agree to comply with the terms set forth herein.


                         PEGASUS AIRCRAFT PARTNERS, L.P.

                         By: Pegasus Aircraft Management Corporation,
                             as Managing General Partner

                             By: /s/ Carol L. Chase
                                 -------------------------------------
                             Name: Carol L. Chase
                             Title: Senior Vice President, General Counsel
                                    and Secretary

                         By: Air Transport Leasing, Inc. as
                             Administrative General Partner


                         By: /s/ Clifford B. Wattley
                             ------------------------------------
                             Name: Clifford B. Wattley
                             Title: President


                         MERIDIAN TRUST COMPANY, not in its individual capacity but solely as Owner Trustee


                         By:    /s/ Stephen J. Kaba
                                ---------------------------------
                         Name:  Stephen J. Kaba
                                ---------------------------------
                         Title: Vice President
                                ---------------------------------

                                                     July 20, 1995

CoreStates Bank, N.A.
Leasing Department
1500 Market Street
Philadelphia, Pennsylvania  19102


Gentlemen :

         Reference is made to (i) that certain Trust Agreement (the "Trust Agreement"), dated March 31, 1988, between Pegasus Aircrafts Partners, L.P. ("Pegasus") and Meridian Trust Company, as Owner Trustee ("Trustee"), (ii) that certain Restated and Amended Loan Agreement (the "Loan Agreement"), dated as of July 20, 1995, and executed as of the date hereof, between Pegasus and CoreStates Bank, N.A., a national banking association ("CoreStates"), and (iii) that certain Lease Agreement (the "TWA Lease"), between Trustee (as successor in interest to DC-9T-I, Inc.) and Trans World Airlines, Inc. dated as of May 20, 1983, as supplemented and amended.

         To induce you to enter into the Loan Agreement, the undersigned hereby represents, warrants and covenants that so long as any obligations of Pegasus under the Loan Agreement are outstanding, the undersigned will not:

                  (i) pledge or grant a security interest to any party other than CoreStates in the TWA Lease or any rights contained therein, including, without limitation, the right to receive payments thereunder; and

                  (ii) take any action, or fail to take any action, which would result in the disruption of the payment in the event of an Event of Default under the TWA Lease (as defined therein) to CoreStates of the Basic Rent payments (as defined in the TWA Lease).

                           MERIDIAN TRUST COMPANY not in its individual capacity, but solely as Owner Trustee under that certain Trust Agreement dated March 31, 1988 among Pegasus and Trustee.


                           By:    /s/ Stephen J. Kaba
                                  ---------------------------------
                           Name:  Stephen J. Kaba
                                  ---------------------------------
                           Title: Vice President
                                  ---------------------------------

                         PEGASUS AIRCRAFT PARTNERS, L.P.

                         By: Pegasus Aircraft Management
                             Corporation, as Managing General
                             Partner

                             By: /s/ Carol L. Chase
                                 -------------------------------------
                             Name: Carol L. Chase
                             Title: Senior Vice President, General Counsel
                                    and Secretary


                         By: Air Transport Leasing, Inc., as
                             Administrative General Partner


                             By: /s/ Clifford B. Wattley
                                 ------------------------------------
                             Name: Clifford B. Wattley
                             Title: President